     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 1999
                                                       REGISTRATION NO. 33-57320
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                         POST-EFFECTIVE AMENDMENT NO. 8
                                       To
                                    FORM S-6
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933
                               ------------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                             (Exact name of trust)
                      METROPOLITAN LIFE INSURANCE COMPANY
                              (Name of depositor)
                   1 MADISON AVENUE, NEW YORK, NEW YORK 10010
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                         ------------------------------

                              GARY A. BELLER, ESQ.
              SENIOR EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)
                         ------------------------------

                                   COPIES TO:
                              GARY O. COHEN, ESQ.
                                      AND
                            THOMAS C. LAUERMAN, ESQ.
                        FREEDMAN, LEVY, KROLL & SIMONDS
                         1050 CONNECTICUT AVENUE, N.W.
                             WASHINGTON, D.C. 20036
                            ------------------------

    It is proposed that the filing will become effective (check appropriate box)

        / /  immediately upon filing pursuant to paragraph (b) of Rule 485

        /X/  on April 30, 1999, pursuant to paragraph (b) of Rule 485

        / /  60 days after filing pursuant to paragraph (a) of Rule 485

        / /  on (date) pursuant to paragraph (a) of Rule 485
                            ------------------------

    This filing is made in reliance on Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940 to register an indefinite amount of interests in Metropolitan Life Separate Account UL which funds certain variable universal life insurance policies.

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                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                      METROPOLITAN LIFE INSURANCE COMPANY
                             CROSS-REFERENCE TABLE

                ITEMS OF
               FORM N-8B-2                                                  CAPTIONS IN PROSPECTUS
             ---------------               -----------------------------------------------------------------------------------------
     1...................................  Cover Page
     2...................................  SUMMARY; METLIFE
     3...................................  Inapplicable
     4...................................  SALES AND ADMINISTRATION OF THE POLICIES; METLIFE; SUMMARY
     5, 6, 7.............................  SEPARATE ACCOUNT UL; THE FUNDS
     8...................................  FINANCIAL STATEMENTS
     9...................................  Inapplicable
    10(a)................................  OTHER POLICY PROVISIONS; POLICY RIGHTS
    10(c), 10(d).........................  SUMMARY; POLICY BENEFITS; POLICY RIGHTS; PAYMENT AND ALLOCATION OF PREMIUMS; THE FIXED
                                             ACCOUNT; OTHER POLICY PROVISIONS
    10(e)................................  PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termination and Reinstatement
    10(f)................................  VOTING RIGHTS
    10(g)(1)-(3), 10(h)(1)-(3)...........  RIGHTS WE RESERVE
    10(g)(4), 10(h)(4)...................  Inapplicable
    10(i)................................  POLICY BENEFITS; PAYMENT AND ALLOCATION OF PREMIUMS; ISSUING A POLICY
    11...................................  SUMMARY; SEPARATE ACCOUNT UL; THE FUNDS
    12(a)................................  Cover Page
    12(b), 12(e).........................  Inapplicable
    12(c), 12(d).........................  SEPARATE ACCOUNT UL; THE FUNDS
    13(a), 13(b), 13(c), 13(d)...........  SUMMARY--Table of Charges and Expenses, CHARGES AND DEDUCTIONS; SEPARATE ACCOUNT UL; THE
                                             FUNDS; POLICY BENEFITS; OTHER POLICY PROVISIONS
    13(e)................................  SALES AND ADMINISTRATION OF THE POLICIES
    13(f), 13(g).........................  Inapplicable
    14...................................  ISSUING A POLICY; SALES AND ADMINISTRATION OF THE POLICIES
    15...................................  PAYMENT AND ALLOCATION OF PREMIUMS
    16...................................  SEPARATE ACCOUNT UL; THE FUNDS
    17(a), 17(b).........................  Captions referenced under Items 10(c), 10(d), 10(e) and 10(i) above
    17(c)................................  Inapplicable
    18(a), 18(c).........................  SEPARATE ACCOUNT UL; THE FUNDS
    18(b), 18(d).........................  Inapplicable
    19...................................  SALES AND ADMINISTRATION OF THE POLICIES; VOTING RIGHTS; REPORTS
    20(a), 20(b).........................  RIGHTS WE RESERVE; SEPARATE ACCOUNT UL; THE FUNDS
    20(c), 20(d), 20(e), 20(f)...........  Inapplicable
    21(a), 21(b).........................  POLICY RIGHTS--Loan Privileges; PAYMENT AND ALLOCATION OF PREMIUMS; OTHER POLICY
                                             PROVISIONS
    21(c), 22............................  Inapplicable
    23...................................  SALES AND ADMINISTRATION OF THE POLICIES

                ITEMS OF
               FORM N-8B-2                                                  CAPTIONS IN PROSPECTUS
             ---------------               -----------------------------------------------------------------------------------------
    24...................................  PAYMENT AND ALLOCATION OF PREMIUMS; OTHER POLICY PROVISIONS
    25...................................  METLIFE
    26...................................  CHARGES AND DEDUCTIONS
    27...................................  METLIFE
    28...................................  MANAGEMENT
    29...................................  Inapplicable
    30, 31, 32, 33, 34...................  Inapplicable
    35...................................  GETTING MORE INFORMATION
    36, 37...............................  Inapplicable
    38...................................  SALES AND ADMINISTRATION OF THE POLICIES
    39...................................  METLIFE; SALES AND ADMINISTRATION OF THE POLICIES
    40(a)................................  Inapplicable
    40(b)................................  SEPARATE ACCOUNT UL; THE FUNDS; CHARGES AND DEDUCTIONS
    41(a)................................  SUMMARY; METLIFE; SALES AND ADMINISTRATION OF THE POLICIES
    41(b), 41(c), 42, 43.................  Inapplicable
    44(a)................................  SEPARATE ACCOUNT UL; THE FUNDS; POLICY BENEFITS--Cash Value
    44(b)................................  Inapplicable
    44(c)................................  CHARGES AND DEDUCTIONS
    45...................................  Inapplicable
    46...................................  Captions referenced under Item 44 above
    47...................................  Captions referenced under Items 10(c) and 16 above
    48, 49...............................  Inapplicable
    50...................................  SEPARATE ACCOUNT UL; THE FUNDS
    51(a), 51(b).........................  SUMMARY; METLIFE; POLICY BENEFITS; POLICY RIGHTS
    51(c), 51(d), 51(e)..................  Captions referenced under Item 10(i) above
    51(f)................................  PAYMENT AND ALLOCATION OF PREMIUMS--Policy Termination and Reinstatement
    51(g)................................  Captions referenced under Items 10(i) and 13 above
    51(h), 51(j).........................  Inapplicable
    51(i)................................  SALES AND ADMINISTRATION OF THE POLICIES
    52(a), 52(c).........................  RIGHTS WE RESERVE
    52(b), 52(d).........................  Inapplicable
    53(a)................................  FEDERAL TAX MATTERS
    53(b), 54 through 58.................  Inapplicable
    59...................................  FINANCIAL STATEMENTS

MetLife Flexible Premium
Variable Life

APRIL 30, 1999

METFLEX-SM-

FLEXIBLE PREMIUM
VARIABLE LIFE

PROSPECTUSES

- Prospectus For Flexible Premium Variable Life Insurance Policies issued by Metropolitan Life Insurance Company

- Fund Prospectuses


METLIFE-Registered Trademark-

                                   PROSPECTUS
                                      FOR
                                    METFLEX,
          A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY ("POLICY")
                                   ISSUED BY
                METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE")

                                 APRIL 30, 1999

The Policy is designed to provide:

- Life insurance coverage

- Flexible premium payments

- A choice among three death benefit options

- A method of financing certain deferred compensation plans, post-retirement benefits and payroll deduction programs

- Funding options for allocating premium payments to and transferring cash value among a fixed interest account and the Metropolitan Life Separate Account UL investment divisions which invest in the following corresponding fund ("Fund") portfolios:

Metropolitan Series Fund, Inc. portfolios:
STATE STREET RESEARCH AGGRESSIVE GROWTH              NEUBERGER BERMAN PARTNERS MID CAP VALUE
STATE STREET RESEARCH DIVERSIFIED                    SCUDDER GLOBAL EQUITY
STATE STREET RESEARCH GROWTH                         T. ROWE PRICE LARGE CAP GROWTH
STATE STREET RESEARCH INCOME                         T. ROWE PRICE SMALL CAP GROWTH
STATE STREET RESEARCH MONEY MARKET                   LEHMAN BROTHERS-REGISTERED TRADEMARK- AGGREGATE
SANTANDER INTERNATIONAL STOCK (FORMERLY STATE          BOND INDEX
  STREET RESEARCH INTERNATIONAL STOCK)               METLIFE STOCK INDEX
HARRIS OAKMARK LARGE CAP VALUE                       MORGAN STANLEY EAFE-REGISTERED TRADEMARK- INDEX
JANUS MID CAP                                        RUSSELL 2000 INDEX-REGISTERED TRADEMARK-
                                                     LOOMIS SAYLES HIGH YIELD BOND

The Janus Aspen Series portfolios:
JANUS GROWTH

The Invesco Variable Investment Funds, Inc. ("VIF") funds:
INVESCO VIF--HIGH YIELD                              INVESCO VIF--REALTY
INVESCO VIF--EQUITY INCOME

The Templeton Variable Products Series Fund portfolios:
TEMPLETON INTERNATIONAL--CLASS 1

A WORD ABOUT RISK:

This Prospectus discusses the risks associated with purchasing the Policy. Other prospectuses discuss the risks associated with investment in the Fund described therein. These prospectuses are being provided to you in addition to this Prospectus because each of the Separate Account UL investment divisions identified above invests solely in a corresponding "Portfolio" of a Fund. The Prospectus is not valid unless you also receive or have received a current prospectus for each of the Funds available to you.

The purchase of the Policy involves risk. You could lose money. You might have to pay additional amounts of premium to avoid losing the life insurance protection you purchased through a Policy.

HOW TO LEARN MORE:

Before purchasing a Policy, read the information in this Prospectus and in the prospectuses for the Funds. Keep these prospectuses for future reference.

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. This Prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. government, any bank or other depository institution including the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

METROPOLITAN LIFE INSURANCE COMPANY          MAIN OFFICE: 1 MADISON AVE. NEW YORK, NY 10010       (732) 602-6400

                     TABLE OF CONTENTS FOR THIS PROSPECTUS

                                                                              PAGE
                                                                             IN THIS
SUBJECT                                                                    PROSPECTUS
----------------------------------------------------------------------  -----------------
Summary...............................................................              2
MetLife...............................................................              6
Separate Account UL...................................................              7
The Fixed Account.....................................................              8
The Funds.............................................................              8
Issuing a Policy......................................................              9
Policy Benefits.......................................................             10
Policy Rights.........................................................             15
Payment and Allocation of Premiums....................................             18
Charges and Deductions................................................             20
Federal Tax Matters...................................................             22
Showing Performance...................................................             24
Rights We Reserve.....................................................             24
Other Policy Provisions...............................................             24
Sales and Administration of the Policies..............................             26
Voting Rights.........................................................             26
Reports...............................................................             27
Illustration of Policy Benefits.......................................             28
Getting More Information..............................................             28
Legal, Accounting and Actuarial Matters...............................             28
Management............................................................             29
Financial Statements..................................................             32

SUMMARY

This summary gives an overview of the Policy and is qualified by the more detailed information in the Prospectus and the Policy.

MetLife issues the Policy. We offer the Policies to employers, employer sponsored plans, or other organizations or individuals associated with such employers, plans or organizations. We designed the Policies for financing non-qualified deferred compensation plans, other post-employment benefits, certain employer sponsored payroll deduction programs or other purposes. In addition to the base Policy, optional insurance benefits may also be added to your coverage.

PREMIUMS

The Policy allows flexibility in making premium payments. The Policy will remain in force as long as the cash surrender value is large enough to cover one monthly deduction, regardless of whether or not premium payments have been made.

CASH VALUE

Your cash value in the Policy reflects your premium payments, the charges we deduct, interest we credit if you have cash value in our fixed interest account, any investment experience you have in our Separate Account, as well as your loan and withdrawal activity. MetLife doesn't guarantee the investment performance of the Separate Account UL investment divisions and you should consider your risk tolerance before selecting any of these funding options.

TRANSFERS AND SYSTEMATIC INVESTMENT STRATEGIES

You may transfer cash value among the funding options, subject to certain limits. You may also choose among four systematic investment strategies: the Equity Generator-SM-, the Equalizer-SM-, the Allocator-SM-, and the Rebalancer-SM-.

SPECIFIED FACE AMOUNT OF INSURANCE

Within certain limits, you may choose your specified face amount of insurance when the Policy is issued. You may also change the amount at any time after the first Policy year, subject to our rules and procedures.

DEATH BENEFIT OPTIONS

Generally, you have a choice among three options. These range from an amount equal to the specified face amount to an amount equal to the specified face amount plus the policy cash value at the date of death.

SURRENDERS, PARTIAL WITHDRAWALS AND LOANS

Within certain limits, you may take partial withdrawals and loans from the Policy. You may also surrender your Policy for its cash surrender value.

TAX TREATMENT

In most cases, you will not pay income taxes on withdrawals or surrenders or at the Final Date of the Policy, until your cumulative withdrawn amounts exceed the cumulative premiums you have paid. If your Policy is a modified endowment contract, you will pay income taxes on loans and withdrawals to the extent of any gains (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax may also apply. If the Policy is part of a collateral assignment equity split dollar arrangement with an employer, any increases in cash value that are not due to premium payments may be taxed annually. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

TABLE OF CHARGES AND EXPENSES

This table shows the charges and expenses that you pay under your Policy. See "Charges and Deductions," below for more information on your Policy's charges:


        TYPE OF CHARGE OR EXPENSE                       AMOUNT OF CHARGE OR EXPENSE
Charges we deduct from each premium
  payment

    Sales charge:                            For Policies issued prior to May 1, 1996 or in
                                             connection with a large group(1), up to 1% of each
                                             premium payment;

                                             For Polices issued in connection with other
                                             groups(2) on or after May 1, 1996,

                                             - POLICY YEARS 1 TO 10--up to 9% of premiums paid

                                             - POLICY YEARS 11 AND LATER--up to 3% of premiums
                                               paid,

                                             until the total of payments in each such Policy
                                             year equals the annual target premium(2) for that
                                             year.

                                             - There is no sales charge for payments in excess
                                               of the annual target premium(2) in any Policy
                                               year.

    Charge for average expected state        2.25% of each premium payment
     taxes attributable to premiums:

    Charge for expected federal taxes        1.2% of each premium payment
     attributable to premiums:

    Administrative charge:                   Up to 1.05% of each premium payment. We reduce the
                                             charge to .05% on the portion of any premiums paid
                                             in a Policy year above the annual target
                                             premium(3).
Monthly Deduction from your Policy's cash
  value

    Cost of term insurance charges:          Amount varies depending on the specifics of your
                                             Policy(4)

    Mortality and expense risk charge:       The charge is currently equivalent to an effective
                                             annual rate of up to .60% of the cash value in the
                                             Separate Account. We intend to reduce this charge
                                             after Policy year 9 to up to .39%. We may increase
                                             this charge to not more than .90% at any time.

    Underwriting charge: (applies only if    A one time charge of up to $3 per thousand dollars
     you request an increase in your         of increase.
     specified face amount)

    Charges for optional rider               Depends on terms of rider.
     benefits(5):
    Transfer charge:                         We do not charge for the first six transfers in a
                                             Policy year; we charge $25 for each additional
                                             transfer you make in a Policy year.

---------------
(1) A large group is one that has a large number of individuals associated with it as determined by us pursuant to our administrative standards that we apply uniformly.

(2) For other than large groups and except in certain states, if you surrender your Policy during the first three Policy years, we will refund any sales load deducted within 365 days prior to the date the request for surrender is received at our Designated Office.

(3) See "Annual Target Premium" under "Charges and Deductions" for a detailed discussion of the determination of the annual target premium. For some Policies, an increase or decrease in the specified face amount will result in a proportionate increase or decrease in the annual target premium. This could, in turn, increase or decrease sales and administrative charges.

(4) See "Cost of Term Insurance" under "Charges and Deductions" for a more detailed discussion of factors affecting this charge. If you would like, we will provide you with an illustration of the impact of these and other charges under the Policy based on various assumptions.

(5) Except for the interim term insurance rider, the charge for which is paid for separately.

FUND INVESTMENT MANAGEMENT FEES AND DIRECT EXPENSES

The investment manager of each of the funds (the "Funds") in which the Separate Account investment divisions invest receives investment management fees. Each of the Funds also incurs other direct expenses which may vary from year to year (see the Prospectus and Statement of Additional Information referred to therein for each Fund). You bear indirectly your proportionate share of the fees and expenses of the Portfolios that correspond to the Separate Account investment divisions you are using. The following sets forth the fees and expenses for each Portfolio for the year ending 12/31/98:


                                                                 MANAGEMENT                            TOTAL 1998
PORTFOLIOS                                                           FEE         OTHER EXPENSES     ANNUAL EXPENSES
State Street Research Aggressive Growth(a)                             .71%              .04%                .75%
State Street Research Growth(a)                                        .48%              .05%                .53%
State Street Research Diversified(a)                                   .43%              .05%                .48%
State Street Research Income(a)                                        .33%              .06%                .39%
Santander International Stock(a)                                       .75%              .27%               1.02%
Harris Oakmark Large Cap Value(b)(e)                                   .75%              .80%               1.55%
Janus Mid Cap(a)                                                       .72%              .09%                .81%
Loomis Sayles High Yield Bond(a)(e)                                    .70%              .35%               1.05%
State Street Research Money Market(a)                                  .25%              .23%                .48%
Invesco VIF--Equity Income(a)(d)(e)                                    .75%              .42%               1.17%
Invesco VIF--Realty(a)(d)(e)                                           .90%             7.88%               8.78%
Neuberger Berman Partners Mid Cap Value(b)(e)                          .70%              .89%               1.59%
Scudder Global Equity(a)                                               .74%              .28%               1.02%
T. Rowe Price Large Cap Growth(b)(e)                                   .70%             1.18%               1.88%
T. Rowe Price Small Cap Growth(a)                                      .53%              .14%                .67%
Lehman Brothers Aggregate Bond Index(b)(e)                             .25%              .32%                .57%
MetLife Stock Index(a)                                                 .25%              .05%                .30%
Morgan Stanley EAFE Index(b)(e)                                        .30%              .99%               1.29%
Russell 2000 Index(b)(e)                                               .25%              .70%                .95%


                                                                 MANAGEMENT                            TOTAL 1998
PORTFOLIOS                                                           FEE         OTHER EXPENSES     ANNUAL EXPENSES
Janus Growth(a)(c)                                                     .65%              .03%                .68%
Invesco VIF--High Yield(a)(d)                                          .60%              .47%               1.07%
Templeton International--Class 1(a)                                    .69%              .17%                .86%

---------------
(a) Total annual expenses of these portfolios are expressed as a percentage of average net assets.

(b) These portfolios commenced operations on 11/9/98. Total annual expenses of these portfolios are expressed as a percentage of the year-end net assets. Expenses (other than the management fees) are based on estimated amounts for 1999.

(c) Expenses for this portfolio are net of contractual waivers and fee reductions by the investment manager and will be in effect for at least the period May 1, 1999 to May 1, 2000. The total reduction for this portfolio is
 .07%, applied to the management fee (.72%, reduced by .07% to an effective rate of .65%).

(d) The total expenses for these portfolios are lower than the figures shown because their transfer agent fees and/or custodian fees were reduced under expense offset arrangements. The SEC does not permit the amounts shown to reflect these reductions.

(e) During all or a portion of 1998, certain expenses for each of these portfolios were borne by the investment manager of the portfolio. Therefore, the expenses these portfolios paid were lower than those indicated in the chart above. The chart below shows the actual expenses for these portfolios:

                                                                                         TOTAL 1998
                                                                                           ANNUAL
                                                                 OTHER EXPENSES        EXPENSES WITH
                                                                  WITH EXPENSE            EXPENSE
PORTFOLIOS                                                       REIMBURSEMENT         REIMBURSEMENT
Harris Oakmark Large Cap Value                                           .20%                  .95%
T. Rowe Price Large Cap Growth                                           .20%                  .90%
Loomis Sayles High Yield Bond                                            .31%                 1.01%
Russell 2000 Index                                                       .20%                  .45%
Invesco VIF--Realty                                                     1.00%                 1.90%
Neuberger Berman Partners Mid Cap Value                                  .20%                  .90%
Lehman Brothers Aggregate Bond Index                                     .23%                  .48%
Morgan Stanley EAFE Index                                                .25%                  .55%
Invesco VIF--Equity Income                                               .18%                  .93%

OTHER

Please refer to "Federal Tax Matters--Our taxation" for a description of certain charges that we currently do not impose but may impose in the future.

METLIFE
(SIDEBAR)                           YOU CAN CONTACT US AT OUR DESIGNATED OFFICE.
(END SIDEBAR)

We are a mutual life insurance company. We were formed in 1868 in New York and we currently conduct business in all 50 states, the District of Columbia, Puerto Rico and Canada. We are one of the largest financial services companies in the world with many of the largest United States corporations for clients. As of December 31, 1998, we had total life insurance in force of approximately $1.7 trillion and total assets under management of approximately $359 billion. We have listed our directors and certain key officers under "Management" and our financial information under "Financial Statements", below.

We are the investment manager of the Metropolitan Series Fund, Inc., one of the funds in which the investment divisions of the Separate Account invest. The other funds are not affiliated with us.

GIVING US REQUESTS, INSTRUCTIONS OR NOTIFICATIONS

CONTACTING US: You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the systematic investment strategies) or changing your premium allocations. Our Designated Office is our home office at 1 Madison Avenue, New York, NY 10010. We may name additional or alternate Designated Offices. If we do, we will notify you in writing.

WHEN YOUR REQUESTS, INSTRUCTIONS AND NOTIFICATIONS BECOME EFFECTIVE:
- Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)
  - A Valuation period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.
  - A Valuation Date is:
    - Each day on which the New York Stock Exchange is open for trading.
    - Other days, if we think that there has been a sufficient degree of trading in a Fund's portfolio securities that the current net asset value of its shares might be materially affected.
- The end of the free look period is the effective time of the premium allocation instructions you make in your Policy application (and any changes in allocation or transfer requests you make on or before the end of the free look period). Your Investment Start Date is the date the first net premium is applied to the Fixed Account and/or the Separate Account and is the later of
  (1) the Date of Policy and (2) the Date of Receipt of your first premium payment.
- The effective date of your Systematic Investment Strategies will be that set forth in the strategy chosen.

SEPARATE ACCOUNT UL

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policy described in this Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.
(SIDEBAR)
  EACH SEPARATE ACCOUNT INVESTMENT DIVISION INVESTS IN A CORRESPONDING PORTFOLIO
(END SIDEBAR)                                                         OF A FUND.

The Separate Account has subdivisions, called "investment divisions." Each investment division invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new investment divisions to or eliminate investment divisions from the Separate Account. You can designate how you would like your net premiums and cash value to be allocated among the available investment divisions and our Fixed Account. Amounts you allocate to each investment division receive the investment experience of the investment division, and you bear this investment risk.

THE FIXED ACCOUNT

The Fixed Account is part of our general assets that are not in any legally-segregated separate accounts. Amounts in the Fixed Account are credited with interest at an effective annual rate of at least 3%, except where state law requires 4% (for Policies issued prior to April 30, 1999, the rate is 4%). We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account and whether they were premium payments or transfers from the investment divisions. Any excess interest rate will be credited for at least 12 months before a new rate is credited. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account.

THE FUNDS
(SIDEBAR)
 YOU SHOULD CAREFULLY REVIEW THE INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS OF EACH PORTFOLIO WHICH ARE CONTAINED IN THE PROSPECTUS FOR EACH FUND YOU HAVE ALSO
                                                                       RECEIVED.
(END SIDEBAR)
Each of the Funds is a "series" type of mutual fund, which is registered as an open-end management investment company under the 1940 Act. Each Fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding investment division of the Separate Account invests. You should read each Fund prospectus that you have also received. It contains information about that Fund and its Portfolios, including the investment objectives, strategies, risks and investment advisers that are associated with each Portfolio. Each Fund prospectus also contains information on the different separate accounts of certain insurance companies, including us and our affiliates, that may invest in that Fund and the risks related thereto.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Our arrangements with certain of the unaffiliated Fund sponsors provide that they or one of their affiliates will pay us based on a percentage (up to 0.25% on an annual basis) of the net assets of a Portfolio attributable to the Policies. The fees are not charged to you, the Separate Account or the Portfolio.

As of the end of each Valuation Period, we purchase and redeem Fund shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
- The allocation of net premiums to the Separate Account.
- Dividends and distributions on Fund shares that are reinvested as of the dates paid (which reduces the value of each share of the Fund, increases the number of Fund shares outstanding, but has no affect on the cash value in the Separate Account).
- Policy loans and loan repayments allocated to the Separate Account.
- Transfers to and among investment divisions.
- Withdrawals and surrenders taken from the Separate Account.

ISSUING A POLICY

If you want to own a Policy, then you must complete an application, which must be received by the Designated Office. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our underwriting rules.

We may choose one of three types of underwriting when selling Policies. We decide which type to use based on the total number of eligible possible insureds for whom you can purchase a Policy and the percentage of those insureds for whom you actually purchase a Policy. The three types of underwriting are:
- Guaranteed Issue--requires the least evidence of insurability and rating classification
- Simplified Underwriting--requires more evidence of insurability and rating classification
- Full Underwriting--requires the most evidence of insurability and rating classification

An insured who is a standard risk under Simplified Underwriting or Guaranteed Issue may have a higher cost of term insurance rate than would apply to the same insured under Full Underwriting.
(SIDEBAR)
WE WILL ISSUE A POLICY TO YOU AS OWNER. YOU WILL HAVE ALL THE RIGHTS UNDER THE POLICY INCLUDING THE ABILITY TO NAME A NEW OWNER OR CONTINGENT OWNER.
(END SIDEBAR)

Generally, we will issue a Policy only for insureds that are age 70 or less (although we may decide to permit an insured that is older) that have provided evidence of insurability that we find acceptable. An "insured" is the person upon whose life we issue the Policy. For the purpose of computing the insured's age under the Policy, we start with the insured's age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full Policy years completed.

The Date of Policy is usually the date the Policy application is approved. We use the Date of Policy to calculate the Policy years (and Policy months and monthly anniversaries). We may permit a Date of Policy that is earlier than the date the application is approved if there have been no material misrepresentations in the application in order to preserve a younger age for the insured.
- You may request that your Date of Policy be the same date the planned periodic premium is received. In these cases, you would incur a charge for insurance protection before insurance coverage starts. However, the earlier

  Date of Policy gives you the potential advantage of having the premium applied to the Separate or Fixed Account on an earlier date if a payment is received.

Insurance coverage under the Policy will generally begin at the time the application is approved. For coverage to be effective, the insured's health must be the same as stated in the application and, in most states, the insured must not have sought medical advice or treatment after the date of the application.

POLICY BENEFITS

This discussion generally does not take into account the effect of obtaining a portion of the insurance coverage under the yearly renewable term rider. This rider may be more economical in some cases than taking the full amount under the Policy. See "Optional Benefits Added by Rider."

INSURANCE PROCEEDS

If the Policy is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured's date of death. We will pay this amount after we receive documents that we request as due proof of the insured's death. The beneficiary can receive the death benefit in a single sum or under an income plan described below. You may make this choice during the insured's lifetime. If no selection is made we will place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal:
- The death benefit under the death benefit option or alternate death benefit that is then in effect; plus
- Any additional insurance proceeds provided by rider; minus
- Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.

DEATH BENEFIT OPTIONS
(SIDEBAR)
THE POLICY GENERALLY OFFERS A CHOICE OF THREE DEATH BENEFIT OPTIONS.
(END SIDEBAR)

Generally, you can choose among three options, although the choice may be limited based upon availability in your state. You select which option you want in the Policy application. The three options are:
- Option A: The death benefit is a level amount and equals the specified face amount of the Policy
- Option B: The death benefit varies and equals the specified face amount of the Policy plus the cash value on the date of death.
- Option C: The death benefit varies and equals the specified face amount of the Policy plus the amount by which the Policy premiums paid exceeds withdrawals made.

In many states, you have the flexibility to include a yearly renewable term rider. This rider is generally not available with Policies issued to or in connection with large groups.

There are issues that you should consider in choosing your death benefit option. For example, under Options B and C, the cash value or other amounts are added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Option A, for Policies with the same specified face amount and premium payments. By the same token, the cost of insurance will generally be greater under Options B and C than under Option A.

You can change your death benefit option after the first Policy year, provided that:
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YOU CAN GENERALLY CHANGE YOUR DEATH BENEFIT OPTION.
(END SIDEBAR)
- Your cash surrender value after the change would be enough to pay at least two monthly deductions.
- The specified face amount continues to be no less than the minimum we allow after a decrease.
- The total premiums you have paid do not exceed the then current maximum premium limitations permitted under Internal Revenue Service rules.
- You provide evidence satisfactory to us of the insured's insurability, as we may require.

Any change will be effective on the monthly anniversary on or immediately following the Date of Receipt of the request (or following the date we approve it if we require evidence of insurability). A change in death benefit option will cause us to automatically increase or decrease your specified face amount so that the amount of the death benefit is not changed on the effective date of the new death benefit option.

Before you change your death benefit option you should consider the following:
- If the term insurance portion of your death benefit changes, as it may with a change from Option A to B or C and vice versa, the term insurance charge will also change. This will affect your cash value and, in some cases, the death benefit levels.
- If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under "Specified Face Amount," below. These issues include the possibility: that your Policy would become a modified endowment contract; that you would receive a taxable distribution; and of changes in the maximum premium amounts that you can pay.

ALTERNATE DEATH BENEFIT

In no event will the Policy death benefit (plus the proceeds under any yearly renewable term rider on the insured's life) be lower than the minimum amount required to maintain the Policy as life insurance under the federal income tax laws. We determine this minimum by applying either the:

I.  Cash Value Accumulation Test or

II.  Guideline Premium/Cash Value Corridor Test.

You choose the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test before we issue your Policy. Before choosing between these two tests you should consider the following:
- The Cash Value Accumulation Test may allow you to pay a greater amount in premiums for the same amount of death benefit under federal income tax laws and still qualify as life insurance. You should ask for an illustration comparing results under both tests.
- Increases in death benefits by operation of the Cash Value Accumulation Test will result in a higher monthly cost of term insurance. Such increases can also occur under the Guideline Premium/Cash Value Corridor Test, although this is less likely.

SPECIFIED FACE AMOUNT
(SIDEBAR)
     YOU CAN GENERALLY INCREASE OR DECREASE YOUR POLICY'S SPECIFIED FACE AMOUNT. (END SIDEBAR)

The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of specified face amount for which a Policy may be issued. Currently this amount is $100,000. You should consider whether to take all of your coverage as specified face amount or whether to take some coverage, if available, under our yearly renewable term insurance benefit (see "Optional Benefits Added by Rider).

Generally, you may change your specified face amount at any time after the first Policy year. Any change will be effective on: the monthly anniversary on or next following the (a) Date of Receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.

No reduction may decrease the specified face amount below the Minimum Initial Specified Face Amount during the first five Policy years or one half that amount thereafter. These lowest available specified face amount requirements also apply to decreases that result from partial withdrawals. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and (iii) the initial specified face amount.

You may increase the specified face amount only if the cash surrender value after the change is large enough to cover at least two monthly deductions based on your most recent cost of term insurance charge. Any increase may require that we receive additional evidence of insurability that is satisfactory to us. We may also impose a one-time underwriting charge.

Before you change your specified face amount you should consider the following:
- The term insurance portion of your death benefit will likely change and so will the term insurance charge. This will affect the insurance charges, cash value and, in some cases, death benefit levels.
- Reducing your specified face amount in the first 15 Policy years may result in our returning an amount to you which could then be taxed on an income first basis.
- The amount of additional premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount you can pay without causing your Policy to be a modified endowment contract for tax purposes may also increase or decrease.
- In some circumstances, the Policy could become a modified endowment contract.

- For Policies issued on or after May 1, 1996 in connection with other than large groups, the sales charge and the administration charge may change.

CASH VALUE
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YOUR POLICY IS DESIGNED TO ACCUMULATE CASH VALUE.
(END SIDEBAR)

Your Policy's cash value equals:
- The Fixed Account cash value, plus
- The Policy Loan Account cash value, plus
- The Separate Account cash value.

Your Policy's cash surrender value equals your cash value minus any outstanding Policy loans (plus accrued interest).

The Separate Account cash value allocated to each investment division is calculated as follows:
- On your Investment Start Date, the Policy's cash value in an investment division will equal the portion of any net premium allocated to the investment division, reduced by the portion of any monthly deductions allocated to the Policy's cash value in that investment division.
- Thereafter, at the end of each Valuation Period the cash value in an investment division will equal:
  - The cash value in the investment division at the beginning of the Valuation Period; plus
  - All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus
  - All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus
  - The portion of the any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus
  - The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund Portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the Portfolio during the period. The net investment return could in the future be reduced by a charge for taxes that we have the right to impose.

BENEFIT AT FINAL DATE

The Final Date is the Policy anniversary on which the insured is Age 95. Subject to certain conditions, we will allow you to extend that date where permitted by state law. If the insured is living on the Final Date, we will pay you the cash surrender value of the Policy. You can receive the cash surrender value in a single sum, in an account that earns interest, or under an available income plan.

OPTIONAL BENEFITS ADDED BY RIDER

You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) (other than the charge for the interim term insurance rider) as part of the monthly deduction. Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure if the benefit is something that you want. You should also consider:
- That the addition of certain riders can restrict your ability to exercise certain rights under the Policy.
- That the amount of benefits provided under the rider is not based on investment performance of a separate account; but, if the Policy terminates because of poor investment performance or any other reason, the riders generally will also terminate.
- The tax consequences. You should also consult with your tax advisor before purchasing one of the riders.
- That, as discussed below, there are special factors with respect to charges in connection with the yearly renewable term insurance benefit.

Generally, we currently make the following benefits available by rider:

- Disability Waiver of Monthly    - Interim Term Insurance Benefit
  Deduction Benefit(1)
- Accidental Death Benefit        - Yearly Renewable Term
                                    Insurance Benefit(3)
- Accelerated Death Benefit(2)

------------
(1) An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the cash value, which if insufficient, could result in the Policy's termination. For this reason, it may be advantageous for the owner, at the time of total disability, to reduce the specified face amount to that covered by this rider.

(2) Payment under this rider may affect eligibility for benefits under state or federal law.

(3) Generally not available in connection with large groups.

The yearly renewable term insurance benefit provides coverage on the insured to age 95. You may purchase this rider, if available, only at Policy issue, though the amount of coverage of an existing rider can be decreased or, subject to evidence of insurability, increased. Since the amount of annual target premium (see "Annual Target Premium" under "Charges and Deductions") is not affected by this rider, the amount of sales charge you pay may be less if coverage is obtained through this rider rather than as part of the Policy. However, the current charges for the cost of insurance are higher and commissions that we pay our representatives may be lower under this rider. You should consider these factors before allocating the insurance coverage between the Policy and this rider.

INCOME PLANS
(SIDEBAR)
   GENERALLY YOU CAN RECEIVE THE POLICY'S INSURANCE PROCEEDS, AMOUNTS PAYABLE AT THE FINAL DATE OR AMOUNTS PAID UPON SURRENDER UNDER AN INCOME PLAN INSTEAD OF IN
(END SIDEBAR)                                                        A LUMP SUM.

Before you purchase an income plan you should consider:
- The tax consequences associated with the Policy proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.
- That your Policy will terminate at the time you purchase an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.
- That these plans do not have a variable investment return.

Generally, we currently make the following income plans available:

- Interest income                 - Installment Income for a
                                    Stated Period
- Installment Income of a Stated  - Single Life Income-Guaranteed
  Amount                            Payment Period
- Joint and Survivor Life Income  - Single Life Income-Guaranteed
                                    Return

POLICY RIGHTS

CASH VALUE TRANSFERS
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YOU CAN TRANSFER YOUR CASH VALUE AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT AT ANY TIME BEGINNING AFTER THE END OF THE FREE LOOK PERIOD.
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The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. You may make transfers at any time. The maximum amount that you may transfer or withdraw from the Fixed Account in any Policy year is the greater of $50 and 25% of the largest amount in the Fixed Account over the last four Policy years. This limit does not apply to a full surrender, any loans taken, or any transfers under a systematic investment strategy. We may also limit the number of investment options to which you may transfer cash value, and, under certain conditions, we may have to approve transfers to the Fixed Account (see "Allocating Net Premiums" under "Payment and Allocation of Premiums.").

We do not currently charge for the first six transfers in a Policy year. We charge $25 for any additional amounts transferred in the same Policy year. (For this purpose, all transfers made as part of the same request count as one transfer). Transactions under the Systematic Investment Strategies are not considered "transfers" for purposes of this charge. We reserve the right to assess a charge in the future against all transfers. Currently, transfers are not taxable transactions.

SYSTEMATIC INVESTMENT STRATEGIES: You can choose one of four currently available strategies. You can also change or cancel your choice at any time.
- EQUITY GENERATOR: allows you to transfer the interest earned on amounts in the Fixed Account in any Policy month equal to at least $20 to the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division. The transfer will be made at the beginning of the Policy month following the Policy month in which the interest was earned.
- EQUALIZER: allows you to periodically equalize amounts in your Fixed Account and either the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division. We currently make equalization at the end of each calendar quarter. We will terminate this strategy if you make a transfer out of the investment division or the Fixed Account that isn't part of the strategy. You may then reelect the Equalizer on your next Policy anniversary.
- REBALANCER: allows you to periodically redistribute amounts in the Fixed Account and investment divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution at the beginning of each calendar quarter.
- ALLOCATOR: allows you to systematically transfer money from the State Street Research Money Market investment division to the Fixed Account and/or any investment division(s). You must have enough cash value in the

  State Street Research Money Market investment division to enable the election to be in effect for three months. The election can be to transfer each month:
  - A specific amount until the cash value in the State Street Research Money Market investment division is exhausted.
  - A specific amount for a specific number of months.
  - Amounts in equal installments until the total amount you have requested has been transferred.

TRANSFERS BY TELEPHONE: We may, if permitted by state law, decide in the future to allow you to make transfer requests, changes to Systematic Investment Strategies and allocations of future net premium by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures would apply:
- We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures.
- We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data.
- All telephone calls will be recorded.
- You will receive a written confirmation of any transaction.
- Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

LOAN PRIVILEGES
(SIDEBAR)   YOU CAN BORROW FROM US AND USE YOUR POLICY AS SECURITY FOR THE LOAN.
(END SIDEBAR)

The amount of each loan must be:
- At least $250.
- No more than 75% of the cash surrender value (unless your Policy tells you that state law requires a different percentage to be applied) when added to all other outstanding Policy loans.

As of your loan request's Date of Receipt, we will:
- Remove an amount equal to the loan from your cash value in the Fixed Account and each investment division of the Separate Account in the same proportion as the Policy's cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the investment divisions.
- Transfer such cash value to the Policy loan account, where it will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Policy loans, determined by us. This percentage charge will not exceed 2%, and the minimum rate we will credit to the Policy Loan Account will be 3% per year, except where state law requires 4% (for Policies issued prior to April 30, 1999, the rate is 4%). At least once a year, we will transfer any interest earned in your Policy loan account to the Fixed Account and the investment divisions, according to the way that we then allocate your net premiums.
- Charge you interest, which will accrue daily. We will tell you the initial interest rate that applies to your loan and mail you advance notices of any increases applicable to existing loans. The interest rate charged for a Policy year will never be greater than the maximum allowed by law and will generally be the greater of:
  - The published monthly average for the calendar month ending two months before the start of such year; and
  - The guaranteed rate used to credit interest to the cash value allocated to the Fixed Account for the Policy, plus no more than 1%.

The published monthly average means (a) Moody's Corporate Bond Yield Average Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor service; or (b) If the Moody's average is not published, a substantially similar average established by regulation issued by the insurance supervisory official of the state in which your Policy is delivered.

Your interest payments are due at the end of each Policy year and if you don't pay the amount within 31 days after it is due, we will treat it as a new Policy loan, which will be taken from the Fixed Account and the investment divisions by the same method as other loans.

Repaying your loans (plus accrued interest) is done by sending in payments at least equal to $25. You should designate whether a payment is intended as a loan repayment or a premium payment, since we will treat any payment for which no designation is made as a premium payment. We will allocate your repayment to the Fixed Account and the investment divisions, in the same proportion that net premiums are then allocated, except that amounts borrowed from the Fixed Account will be repaid to the Fixed Account first.

Before taking a Policy loan you should consider the following:
- Interest payments on loans are generally not deductible for tax purposes.
- Under certain situations, Policy loans could be considered taxable distributions.
- If you surrender your Policy or if we terminate your Policy, or at the Final Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. (See "Federal Tax Matters--The Policy--Loans" below.)
- A policy loan increases the chances of our terminating your policy due to insufficient cash value. We will terminate your Policy with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within 61 days of the monthly anniversary.
- Your Policy's death benefit will be reduced by any unpaid loan (plus accrued interest).

SURRENDER AND WITHDRAWAL PRIVILEGES
(SIDEBAR)
YOU CAN SURRENDER YOUR POLICY FOR ITS CASH SURRENDER VALUE.
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We may ask you to return the Policy before we honor your request to surrender your Policy. You can choose to have the proceeds paid in a single sum, or under an income plan. If the insured dies after you surrender the Policy but before the end of the Policy month in which you surrendered the Policy, we will pay your beneficiary an amount equal to the difference between the Policy's death benefit and its cash value, computed as of the surrender date.

You can make partial withdrawals if:
- The withdrawal would not result in the cash surrender value being less than sufficient to pay 2 monthly deductions.
- The withdrawal is at least $250.

- The withdrawal would not result in total premiums paid exceeding any then current maximum premium limitation determined by Internal Revenue Code Rules.
- The withdrawal would not result in your specified face amount falling below the minimum allowable amount after a decrease, as described under "Specified Face Amount," above.

If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Policy. We will deduct your withdrawal from the Fixed Account and the investment divisions in the same proportion that the Policy's cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the investment divisions.

Before surrendering your Policy or requesting a partial withdrawal you should consider the following:
- Amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties.
- Your Policy could become a modified endowment contract.
- For partial withdrawals, your death benefit will decrease, generally by the amount of the withdrawal. For Option A Policies, your specified face amount will also decrease, generally by the amount of the withdrawal.
- In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.

EXCHANGE PRIVILEGE

If you decide that you no longer want to take advantage of the investment divisions in the Separate Account, you may transfer all of your money into the Fixed Account. No charge will be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Policy cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy, which we make available.

PAYMENT AND ALLOCATION OF PREMIUMS

PREMIUMS

The payment of premiums won't guarantee that your Policy will remain in force. Rather, this depends on your Policy's cash surrender value.

PAYING PREMIUMS
(SIDEBAR)
YOU CAN MAKE VOLUNTARY PLANNED PERIODIC PREMIUM PAYMENTS AND UNSCHEDULED PREMIUM
(END SIDEBAR)                                                          PAYMENTS.

You can make premium payments, subject to certain limitations discussed below, through the:
- VOLUNTARY PLANNED PERIODIC PREMIUM SCHEDULE: You choose the schedule on your application. The schedule sets forth the amount of premiums, fixed payment intervals and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual; or (c) through another method to which we agree. After payment of the first planned periodic premium, you do not have to pay premiums in accordance with your voluntary planned period premium schedule.

- UNSCHEDULED PREMIUM PAYMENT OPTION: You can make premium payments at any time.

MAXIMUM AND MINIMUM PREMIUM PAYMENTS
- The first premium may not be less than the planned premium.
- After the first Policy year, your voluntary planned periodic payments must be at least $100, whether on an annual or semi-annual basis.
- Unscheduled premium payments must be at least $100 each. We may change this minimum amount on 90 days' notice to you.
- You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status in your annual statement, and if possible, we will tell you how to reverse the status.
- We reserve the right not to sell a Policy to any group or individual associated with such group if the total amount of annual premium that is expected to be paid in connection with all Policies sold to the group or individuals associated with such group is less than $250,000.
- We may require evidence of insurability for premium payments that cause the alternate death benefit to exceed the death benefit then in effect under the death benefit option chosen.

ALLOCATING NET PREMIUMS
(SIDEBAR)
NET PREMIUMS ARE YOUR PREMIUMS MINUS THE CHARGES DEDUCTED FROM YOUR PREMIUMS. (END SIDEBAR)

Your allocations of net premiums to the Fixed Account are effective as of the Investment Start Date. Your allocations of net premiums to the investment divisions of the Separate Account are effective as of the end of the free look period. During the free look period, we allocate the net premium payments you allocated to the investment divisions to the State Street Research Money Market investment division. At the end of the free look period, we will then allocate your cash value in that investment division among all the Separate Account investment divisions according to your net premium allocation instructions in your application.

You can instruct us to allocate your net premiums among the Fixed Account and the investment divisions. The percentage of your net premium allocation into each of these investment options must be in whole numbers. You can change your allocations (effective after the end of the free look period) at any time by giving us written notification at our Designated Office or in another manner that we permit. If you have cash value of at least $60,000,000 in the Fixed Account for all Policies you own, we will have to give prior approval to any allocation of net premium or transfer of cash value to the Fixed Account.

Over the lifetime of your Policy, we may restrict you to allocating net premiums and cash value to a maximum of 17 investment divisions of the Separate Account (including the State Street Research Money Market Division) plus allocations to the Fixed Account, if any. Once you reach the limit, you may re-allocate cash value and net premiums among the 17 selected investment divisions, but you may not allocate net premiums or cash value to any additional investment divisions. We reserve the right to eliminate this restriction at any time.

POLICY TERMINATION AND REINSTATEMENT

TERMINATION:  We will terminate your Policy without any cash surrender value if:
- The cash surrender value is less than the monthly deduction;
- We do not receive a sufficient premium payment within the 61-day grace period to cover the monthly deduction. We will mail you notice if any grace period starts.

REINSTATEMENT: Upon your request, we will reinstate your Policy (without reinstating any amounts in a Policy loan account), subject to certain terms and conditions that the Policy provides. We must receive your request within 3 years (or within a longer period if required by state law) after the end of the grace period and before the Final Date. You also must provide us:
- A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).
- Evidence of insurability that we find satisfactory.
- An additional premium amount that the Policy prescribes for this purpose.

CHARGES AND DEDUCTIONS
(SIDEBAR)
CAREFULLY REVIEW THE "TABLE OF CHARGES AND EXPENSES" IN THE "SUMMARY" WHICH SETS
(END SIDEBAR)                  FORTH THE CHARGES THAT YOU PAY UNDER YOUR POLICY.

The Policy charges compensate us for our expenses and risks. Any distinctions we make about the specific purposes of the different charges are imprecise, and we are free to keep and use our revenues or profits for any other purpose, including paying any of our costs and expenses in connection with the Policies. The following sets forth additional information about some (but not all) of the Policy charges.

ANNUAL TARGET PREMIUM: We use the concept of annual target premium to determine certain limits on sales and administrative charges under the Policy. We define the annual target premium to be:
- For Policies issued prior to May 1, 1996 or issued in connection with large groups, 50% of the estimated annual amount which satisfied the 7-Pay test under federal tax law based on the issue age of the insured and the initial specified face amount. (See "Modified Endowment Contracts" under "Federal Tax Matters.")
- For all other Policies, 100% of the estimated annual amount that satisfied the 7-Pay test based on the issue age of the insured, the specified face amount of insurance and standard underwriting class. For such Policies, the annual target premium amount is increased and decreased proportionately for increases and decreases in the specified face amount of the Policy.

ADMINISTRATIVE CHARGE: We make this charge primarily to compensate us for expenses we incur in the administration of the Policy, including our underwriting and start-up expenses.

CHARGE FOR AVERAGE EXPECTED STATE TAXES ATTRIBUTABLE TO PREMIUMS: We make this charge to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.5%. Our charge approximates the average tax rate we expect to pay on premiums we receive from all states.

CHARGES INCLUDED IN THE MONTHLY DEDUCTION: We allocate the monthly deduction (except for the monthly mortality and expense risk charge) among the Fixed Account and each investment division of the Separate Account in the same proportion as the Policy's cash value in each such option bears to the total cash value of the Policy in the Fixed Account and the investment divisions. We deduct the monthly deductions as of each monthly anniversary, commencing with the Date of Policy.
- COST OF TERM INSURANCE: This charge varies monthly based on many factors. Each month, we determine the charge by multiplying your cost of insurance rates by the term insurance amount.
  - The term insurance amount is the death benefit at the beginning of the Policy month divided by a discount factor to account for an assumed return; minus the cash value at the beginning of the Policy month after deduction of all other applicable charges. Factors that affect the term insurance amount include the specified face amount, the cash value and the death benefit option you choose (generally, the term insurance amount will be higher for Options B and C).
  - The term insurance rate is based on our expectations as to future experience, taking into account the insured's sex (if permitted by law), age, underwriting class and rate class. The rates will never exceed the guaranteed rates, which are based on certain 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex and age. Our current rates are lower than the maximums in most cases. We review our rates periodically and may adjust them, but we will apply the same rates to everyone who has had their Policy for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance rate increases each year you own your Policy, as the insured's age increases.
    - Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher (and if the insured is 20 or older, we may divide rate class by smoking status). The insured's rate class will affect your cost of term insurance. You can also have more than one rate class in effect, if the insured's rate class has changed and you change your specified face amount. A better rate class will lower the cost of term insurance on your entire Policy and a worse rate class will affect the portion of your cost of term insurance charge attributable to the specified face amount increase.
- MORTALITY AND EXPENSE RISK CHARGE: We make this monthly charge primarily to compensate us for:
  - mortality risks that insureds may live for a shorter period than we expect; and
  - expense risks that our issuing and administrative expenses may be higher than we expect. If our estimates are correct, we will realize a profit from this charge, otherwise, we could incur a loss. This monthly charge is allocated proportionately to the cash value in each investment division of the Separate Account.

VARIATIONS IN CHARGES: We may vary a charge by group, based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. Our variations in the charges will be made in accordance with our established and uniformly applied administrative procedures. We consider a variety of factors in determining charges, including but not limited to:
- The nature of the group and its organizational framework
- The method by which sales will be made to the individuals associated with the group
- The facility by which premiums will be paid
- The group's capabilities with respect to administrative tasks
- Our anticipated persistency of the Policies

- The size of the group and the number or years it has been in existence
- The aggregate amount of premiums we expect to be paid on the Policies owned by the group or by individuals associated with the group

Any variations in charges will be reasonable and will not be unfairly discriminatory to the interests of any Policy owner.

FEDERAL TAX MATTERS
(SIDEBAR)
   YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR TO FIND OUT HOW TAXES CAN AFFECT
(END SIDEBAR)                        YOUR BENEFITS AND RIGHTS UNDER YOUR POLICY.

The following is a brief summary of some tax rules that may apply to your Policy. You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy.

THE POLICY

INSURANCE PROCEEDS
- Generally excludable from your beneficiary's gross income.
- The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.
- If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.
- Whether or not any federal estate tax is due is based on a number of factors including the estate size.

CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)
- You are generally not taxed on your cash value until you withdraw it, surrender your Policy or receive a distribution on the Final Date. In these cases, you are generally permitted to take withdrawals up to the amount of premiums paid without any tax consequences. However, withdrawals will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid). Finally, if your Policy is part of a collateral assignment equity split dollar arrangement, there is a risk that increases in cash value may be taxed annually.

LOANS
- Loan amounts received will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract or terminates.
- Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.
- If your Policy terminates (upon surrender, cancellation, lapse or the Final
  Date) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution.

MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance contracts where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceed tax law limits referred to as the "7-pay test." Material changes in the Policy include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If your Policy is considered a modified endowment contract the following applies:
- The death benefit will generally be income tax free to your beneficiary, as discussed above.
- Amounts withdrawn or distributed before the insured's death, including loans, assignments and pledges, are treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.
- An additional 10% income tax generally applies to the taxable portion of the amounts received before age 59 1/2, except generally if you are disabled or if the distribution is part of a series of substantially equal periodic payments made over life expectancy.

DIVERSIFICATION

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:
- Possible taxation of cash value transfers.
- Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.
- Possible limits on the number of investment funds available or the frequency of transfers among them.
- Possible changes in the tax treatment of Policy benefits and rights.

OUR TAXATION

We don't expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the Separate Account. If we do incur federal, state or local taxes at some time in the future, we reserve the right to charge cash value allocated to the Separate Account for these taxes.

SHOWING PERFORMANCE

We may advertise or otherwise show:
- Investment division performance ranking and rating information as it compares among similar investments as compiled by independent organizations.
- Comparisons of the investment divisions with performance of similar investments and appropriate indices.
- Our insurance company ratings that are assigned by independent rating agencies and that are relevant when considering our ability to honor our guarantees.
- Personalized illustrations based on historical Separate Account performance.

RIGHTS WE RESERVE

We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:
- Operating the Separate Account in any other form that is permitted by applicable law.
- Changes to obtain or continue exemptions from the 1940 Act.
- Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.
- Substituting Fund shares in an investment division for shares of another portfolio of a Fund or another fund or investment permitted by law.
- Changing the way we assess charges without exceeding the aggregate amount of the Policy's guaranteed maximum charges.
- Making any necessary technical changes to the Policy to conform it to the changes we have made.

OTHER POLICY PROVISIONS
(SIDEBAR)
CAREFULLY REVIEW YOUR POLICY WHICH CONTAINS A FULL DISCUSSION OF ALL ITS PROVISIONS.
(END SIDEBAR)

You should read your Policy for a full discussion of its provisions. The following is a brief discussion of some of the provisions that you should consider:

FREE LOOK PERIOD

You can return the Policy during this period. The period is the later of:
- 10 days after you receive the Policy (unless state law requires your Policy to specify a longer specified period); and
- the date we receive a receipt signed by you.

If you return your Policy, we will send you a complete refund of any premiums paid within seven days.

INCONTESTABILITY

We will not contest:
- Your Policy after 2 Policy years from issue or reinstatement (excluding riders added later).
- An increase in a death benefit after it has been in effect for two years.

SUICIDE

If the insured commits suicide within the first two Policy years (or another period required by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the insured commits suicide within two years of such increase.

AGE AND SEX

We will adjust benefits to reflect the correct age and sex of the insured, if this information isn't correct in the Policy application.

ASSIGNMENT

You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any assignment.

PAYMENT AND DEFERMENT
(SIDEBAR)
UNDER CERTAIN SITUATIONS, WE MAY DEFER PAYMENTS.
(END SIDEBAR)

Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
- The New York Stock Exchange has an unscheduled closing.
- There is an emergency so that we could not reasonably determine the investment experience of a Policy.
- The Securities and Exchange Commission by order permits us to do so for the protection of Policy owners (provided that the delay is permitted under New York State insurance law and regulations).
- With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.
- We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We currently pay interest on the amount of insurance proceeds at 4% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

DIVIDENDS

The Policy is "nonparticipating," which means it is not eligible for dividends from us and does not share in any distributions of our surplus.

SALES AND ADMINISTRATION OF THE POLICIES
(SIDEBAR)     WE PERFORM THE SALES AND ADMINISTRATIVE SERVICES FOR THE POLICIES.
(END SIDEBAR)
We serve as the "principal underwriter," as defined in the 1940 Act, for the Policy and other variable life insurance and variable annuity contracts issued by a subsidiary and us. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc.
COMPUTER SYSTEMS
We use computer systems to process Policy transactions and valuations. These systems need to be adjusted to be able to continue to administer the Policies beginning January 1, 2000. As is the case with most systems conversion projects, risks and uncertainties exist due, in part, to reliance on third party vendors and a project could be delayed. Although we cannot give you assurances, we are devoting substantial resources necessary to make these systems modifications and expect that necessary changes will be completed on time and in a way that will result in no disruption to Policy servicing operations.
BONDING
Our directors, officers and employees are bonded in the amount of $50,000,000, subject to a $5,000,000 deductible.
DISTRIBUTING THE POLICIES
We sell the Policies through licensed life insurance sales representatives:
- Registered through us.
- Registered through other broker-dealers, including a wholly owned subsidiary. COMMISSIONS
We may pay commissions to representatives (or the broker-dealers through which they are registered) for the sale of our products. The commissions do not result in a charge against the Policy in addition to the charges already described elsewhere in this Prospectus. We paid no commissions in 1996 or 1997. Commissions paid in 1998 totaled $2,463,084. Maximum commissions are generally:
- POLICY YEARS 1-10:
  10% of premiums paid up to the target premium
  3% of premiums paid above the target premium
- POLICY YEARS 11 AND LATER:  3% of premiums paid.
- POLICY YEARS 8 AND LATER: We may pay up to .15% of the cash value of a Policy and administrative expenses in certain circumstances.
VOTING RIGHTS
(SIDEBAR)
  YOU CAN GIVE US VOTING INSTRUCTIONS ON SHARES OF EACH PORTFOLIO OF A FUND THAT
(END SIDEBAR)                                     ARE ATTRIBUTED TO YOUR POLICY.
The Funds have shareholder meetings from time to time to, for example, elect directors and approve investment managers. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in a Fund.

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Policy owners.

The number of shares for which you can give us voting instructions is determined as of the record date for the Fund shareholder meeting by dividing:
- Your Policy's cash value in the corresponding investment division; by
- The net asset value of one share of that Portfolio.

We will count fractional votes.

If we do not receive timely voting instructions from Policy owners and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

REPORTS

Generally, you will promptly receive statements confirming your significant transactions such as:
- Change in specified face amount.
- Change in death benefit options.
- Transfers among investment divisions (including those through Systematic Investment Strategies, which are confirmed quarterly).
- Partial withdrawals.
- Loan amounts you request.
- Loan repayments and premium payments.

If your premium payments are made through a systematic payment method, we will not send you any confirmation in addition to the one you receive from your employer.

We will also send you an annual statement within 30 days after a Policy year that will summarize the year's transactions and include information on:
- Deductions and charges.
- Status of the death benefit.
- Cash and cash surrender values.
- Amounts in the investment divisions and Fixed Account.
- Status of Policy loans.
- Automatic loans to pay interest.
- Information on your modified endowment contract status (if applicable).

We will also send you a Fund's annual and semi-annual reports to shareholders.

ILLUSTRATION OF POLICY BENEFITS
(SIDEBAR)
   PERSONALIZED ILLUSTRATIONS CAN HELP YOU UNDERSTAND HOW YOUR POLICY VALUES CAN
(END SIDEBAR)                                                              VARY.

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured under your Policy and such factors as the specified face amount, death benefit option, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

GETTING MORE INFORMATION

We are regulated by the New York Insurance Department and periodically are examined by them. We are also subject to the laws and regulations of all the jurisdictions in which we do business and, if required, we have filed the Policy for approval in every jurisdiction in which the Policy is sold. The Policy may not be available in every jurisdiction. You should ask your sales representative whether the Policy is available in your jurisdiction.

We file annual statements on our operations, including financial statements, with insurance departments of various jurisdictions so that they can review our solvency and compliance with applicable laws and regulations. You can review these statements which are available at the offices of the various insurance departments.

This Prospectus is part of a registration statement that we filed with the Securities and Exchange Commission under the Securities Act of 1933. The registration statement includes additional information, amendments and exhibits. You can get this information from the Securities and Exchange Commission (a copying fee may apply) by visiting or writing to its Public Reference Room or using its Internet site at:
- Securities and Exchange Commission
  Public Reference Room
  Washington, D.C. 20549
  Call 1-800-SEC-0330 (for information about using the Public Reference Room) Internet site: HTTP://WWW.SEC.GOV

LEGAL, ACCOUNTING AND ACTUARIAL MATTERS

Christopher P. Nicholas, Associate General Counsel at MetLife, has passed upon the legality of the Policies. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain matters relating to the federal securities laws.

Deloitte & Touche LLP, independent auditors, audited the financial statements included in this Prospectus, as stated in their reports appearing herein. The financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

Rocco A. Mariano, Jr., FSA, MAAA, Assistant Vice-President and Actuary of MetLife, has examined actuarial matters included in the registration statement, as stated in his opinion filed as an exhibit to the registration statement.

MANAGEMENT

The present directors and the senior officers and secretary of MetLife are listed below, together with certain information concerning them:

DIRECTORS, OFFICERS-DIRECTORS

                                              PRINCIPAL OCCUPATION &                    POSITIONS AND OFFICES
NAME                                             BUSINESS ADDRESS                            WITH METLIFE
Curtis H. Barnette              Chairman and Chief Executive Officer                Director
                                Bethlehem Steel Corp.
                                1170 Eight Ave.--Martin Tower 2118
                                Bethlehem, PA 18016
Robert H. Benmosche             Chairman of the Board, President and Chief          Chairman of the Board,
                                Executive Officer                                   President, Chief Executive
                                Metropolitan Life Insurance Company                 Officer and Director
                                One Madison Ave.
                                New York, NY 10010
Gerald Clark                    Vice Chairman of the Board and Chief Investment     Vice Chairman of the Board,
                                Officer                                             Chief Investment Officer and
                                Metropolitan Life Insurance Company                 Director
                                One Madison Ave.
                                New York, NY 10010
Joan Ganz Cooney                Chairman, Executive Committee                       Director
                                Children's Television Workshop
                                One Lincoln Plaza
                                New York, NY 10023
Burton A. Dole, Jr.             Retired Chairman, President and                     Director
                                Chief Executive Officer
                                Puritan Bennett
                                Overland Park, KS
James R. Houghton               Chairman of the Board Emeritus and Director         Director
                                Corning Incorporated
                                80 East Market Street, 2nd Floor
                                Corning, NY 14830
Harry P. Kamen                  Chairman and Chief Executive Officer (Retired)      Director
                                Metropolitan Life Insurance Company
                                One Madison Ave.
                                New York, NY 10010
Helene L. Kaplan                Of Counsel                                          Director
                                Skadden Arps, Slate, Meagher & Flom
                                919 Third Ave.
                                New York, NY 10022
Charles M. Leighton             Retired Chairman and                                Director
                                Chief Executive Officer
                                CML Group, Inc.
                                Bolton, MA 01720
Allen E. Murray                 Retired Chairman of the Board and Chief Executive   Director
                                Officer
                                Mobil Corporation
                                375 Park Ave., Suite 2901
                                New York, NY 10163

                                              PRINCIPAL OCCUPATION &                    POSITIONS AND OFFICES
NAME                                             BUSINESS ADDRESS                            WITH METLIFE
Stewart Nagler                  Vice Chairman of the Board and Chief Financial      Vice Chairman of the Board and
                                Officer                                             Chief Financial Officer and
                                Metropolitan Life Insurance Company                 Director
                                One Madison Avenue
                                New York, NY 10010
John J. Phelan, Jr.             Retired Chairman and Chief Executive Officer        Director
                                New York Stock Exchange, Inc.
                                P.O. Box 312
                                Mill Neck, NY 11765
Hugh B. Price                   President and Chief Executive Officer               Director
                                National Urban League, Inc.
                                12 Wall Street
                                New York, NY 10005
Robert G. Schwartz              Retired Chairman of the Board, President and Chief  Director
                                Executive Officer
                                Metropolitan Life Insurance Company
                                200 Park Ave., Suite 5700
                                New York, NY 10166
Ruth J. Simmons, Ph.D.          President Smith College                             Director
                                College Hall 20
                                Northhampton, MA 01063
William C. Steere, Jr.          Chairman of the Board and Chief Executive Officer   Director
                                Pfizer, Inc.
                                235 East 42nd Street
                                New York, NY 10017

NAME OF OFFICER*                       POSITION WITH METROPOLITAN LIFE
Robert H. Benmosche           Chairman of the Board, President and Chief
                              Executive Officer
Gerald Clark                  Vice Chairman of the Board
Stewart G. Nagler             Vice Chairman of the Board
Gary A. Beller                Senior Executive Vice-President and General
                              Counsel
C. Robert Henrikson           Senior Executive Vice-President
William J. Toppeta            Senior Executive Vice-President
John H. Tweedie               Senior Executive Vice-President
Daniel J. Cavanagh            Executive Vice-President
Jeffrey J. Hodgman            Executive Vice-President
Terence I. Lennon             Executive Vice-President
David A. Levene               Executive Vice-President
John D. Moynahan, Jr.         Executive Vice-President
Judy E. Weiss                 Executive Vice-President and Chief Actuary
Alexander D. Brunini          Senior Vice-President
Jon F. Danski                 Senior Vice-President and Controller
Richard M. Blackwell          Senior Vice-President
James B. Digney               Senior Vice-President
William T. Friedman           Senior Vice-President
Ira Friedman                  Senior Vice-President
Anne E. Hayden                Senior Vice-President

NAME OF OFFICER*                       POSITION WITH METROPOLITAN LIFE
Sybil C. Jacobsen             Senior Vice-President
Joseph W. Jordan              Senior Vice-President
Kernan F. King                Senior Vice-President
Nicholas D. Latrenta          Senior Vice-President
Leland C. Launer, Jr.         Senior Vice-President
Gary E. Lineberry             Senior Vice-President
James L. Lipscomb             Senior Vice-President
William Livesey               Senior Vice-President
James M. Logan                Senior Vice-President
Eugene Marks, Jr.             Senior Vice-President
William R. Prueter            Senior Vice-President
Joseph A. Reali               Senior Vice-President
Vincent P. Reusing            Senior Vice-President
Felix Schirripa               Senior Vice-President
Robert E. Sollmann, Jr.       Senior Vice-President
Thomas L. Stapleton           Senior Vice-President and Tax Director
James F. Stenson              Senior Vice-President
Stanley J. Talbi              Senior Vice-President
Richard R. Tartre             Senior Vice-President
James A. Valentino            Senior Vice-President
Lisa M. Weber                 Senior Vice-President
William J. Wheeler            Senior Vice-President and Treasurer
Anthony J. Williamson         Senior Vice-President
Louis J. Ragusa               Vice-President and Secretary

---------------
* The principal occupation of each officer, except for the following officers, during the last five years has been as an officer of Metropolitan Life or an affiliate thereof. Gary A. Beller has been an officer of Metropolitan Life since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the American Express Company. Robert H. Benmosche has been an officer of Metropolitan Life since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Terrence I. Lennon has been an officer of Metropolitan since March, 1994; prior thereto, he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance. Richard R. Tartre has been an officer of Metropolitan Life since January 13, 1997; prior thereto, he was President and CEO of Astra Management Corp. William J. Wheeler became an officer of Metropolitan Life since October 13, 1997; prior thereto, he was Senior Vice-President, Investment Banking of Donaldson, Lufkin and Jenrette. Lisa Weber has been an officer of Metropolitan Life since March 16, 1998; prior thereto, she was a Director of Diversity Strategies and Development and an Associate Director of Human Resources of Paine Webber. Jon F. Danski has been an officer of Metropolitan Life since March 25, 1998; prior thereto, he was Senior Vice-President, Controller and General Auditor at ITT Corporation. The business address of each officer is 1 Madison Avenue, New York, New York 10010.

FINANCIAL STATEMENTS

         (The balance of this page has been left blank intentionally.)

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL (the "Separate Account") as of December 31, 1998, and the related statements (i) of operations for the year ended December 31, 1998 and of changes in net assets for the years ended December 31, 1998 and 1997 of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index and Santander International Stock Divisions and (ii) of operations for the year ended December 31, 1998 and of changes in net assets for the year ended December 31, 1998 and for the period March 3, 1997 (commencement of operations) to December 31, 1997 of the Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Santander International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth and Scudder Global Equity Divisions of Metropolitan Life Separate Account UL at December 31, 1998 and the results of their operations and the changes in their net assets for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York

March 15, 1999

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                                              State Street
                          State Street State Street State Street State Street   Research     MetLife      Santander
                            Research     Research     Research     Research    Aggressive     Stock     International
                             Growth       Income    Money Market Diversified     Growth       Index         Stock
                            Division     Division     Division     Division     Division     Division     Division
                          ------------ ------------ ------------ ------------ ------------ ------------ -------------
ASSETS:
Investments in
 Metropolitan Series
 Fund,Inc. at Value
 (Note 1A):
State Street Research
 Growth Portfolio
 (8,991,252 shares; cost
 $262,836,766)..........  $333,575,453         --           --            --           --           --           --
State Street Research
 Income Portfolio
 (4,419,504 shares; cost
 $56,262,271)...........           --  $56,481,257          --            --           --           --           --
State Street Research
 Money Market Portfolio
 (2,150,767 shares; cost
 $22,944,978)...........           --          --   $22,265,813           --           --           --           --
State Street Research
 Diversified Portfolio
 (11,376,036 shares;
 cost $184,766,024).....           --          --           --   $209,205,308          --           --           --
State Street Research
 Aggressive Growth
 Portfolio (5,227,911
 shares; cost
 $136,845,160)..........           --          --           --            --  $154,380,221          --           --
MetLife Stock Index
 Portfolio (4,498,549
 shares; cost
 $118,596,732)..........           --          --           --            --           --  $159,158,678          --
Santander International
 Stock Portfolio
 (2,566,510 shares; cost
 $32,397,518)...........           --          --           --            --           --           --   $36,290,449
Loomis Sayles High Yield
 Bond Portfolio (303,096
 shares; cost
 $3,041,405)............           --          --           --            --           --           --           --
Janus Mid Cap Portfolio
 (1,214,612 shares; cost
 $16,647,482)...........           --          --           --            --           --           --           --
T. Rowe Price Small Cap
 Growth Portfolio
 (1,084,560 shares; cost
 $12,826,959)...........           --          --           --            --           --           --           --
Scudder Global Equity
 Portfolio (671,753
 shares; cost
 $7,767,908)............           --          --           --            --           --           --           --
                          ------------ -----------  -----------  ------------ ------------ ------------  -----------
 Total Assets...........   333,575,453  56,481,257   22,265,813   209,205,308  154,380,221  159,158,678   36,290,449
LIABILITIES.............     1,013,304      41,286        5,651       384,868      298,061      292,002       37,716
                          ------------ -----------  -----------  ------------ ------------ ------------  -----------
NET ASSETS..............  $332,562,149 $56,439,971  $22,260,162  $208,820,440 $154,082,160 $158,866,676  $36,252,733
                          ============ ===========  ===========  ============ ============ ============  ===========

                       See Notes to Financial Statements.

  Loomis                                                T. Rowe
  Sayles                                                 Price                         Scudder
High Yield               Janus                         Small Cap                        Global
   Bond                 Mid Cap                         Growth                          Equity
 Division              Division                        Division                        Division
----------            -----------                     -----------                     ----------
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
       --                     --                              --                             --
$2,542,977                    --                              --                             --
       --             $21,170,685                             --                             --
       --                     --                      $13,329,240                            --
       --                     --                              --                      $8,316,299
----------            -----------                     -----------                     ----------
 2,542,977             21,170,685                      13,329,240                      8,316,299
     3,066                 44,138                          23,779                         13,441
----------            -----------                     -----------                     ----------
$2,539,911            $21,126,547                     $13,305,461                     $8,302,858
==========            ===========                     ===========                     ==========

                     Metropolitan Life Separate Account UL

                            STATEMENTS OF OPERATIONS
                      For the year ended December 31, 1998

                                                                              State
                             State      State        State        State       Street
                             Street     Street       Street       Street    Research     MetLife     Santander
                           Research    Research     Research    Research   Aggressive     Stock    International
                            Growth      Income    Money Market Diversified   Growth       Index        Stock
                           Division    Division     Division    Division    Division    Division     Division
                          ----------- ----------  ------------ ----------- ----------- ----------- -------------
INVESTMENT INCOME:
Income:
 Dividends (Note 2).....  $30,285,471 $4,298,707   $1,166,116  $19,448,803 $ 8,619,767 $ 6,486,305  $  404,896
Expenses:
 Mortality and expense
  charges
  (Note 3)..............    2,500,061    420,836      143,978    1,610,657   1,146,158   1,020,115     284,929
                          ----------- ----------   ----------  ----------- ----------- -----------  ----------
Net investment income
 (loss).................   27,785,410  3,877,871    1,022,138   17,838,146   7,473,609   5,466,190     119,967
                          ----------- ----------   ----------  ----------- ----------- -----------  ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS: (Note
 1B)
Net realized gain (loss)
 from security
 transactions...........    1,828,922    239,248      139,583      522,086     390,678   2,060,324     251,518
Change in unrealized
 appreciation
 (depreciation) of
 investments............   38,462,367    (12,424)    (384,125)  12,721,568   9,316,026  21,573,004   5,740,557
                          ----------- ----------   ----------  ----------- ----------- -----------  ----------
Net realized and
 unrealized gain (loss)
 on investments.........   40,291,289    226,824     (244,542)  13,243,654   9,706,704  23,633,328   5,992,075
                          ----------- ----------   ----------  ----------- ----------- -----------  ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $68,076,699 $4,104,695   $  777,596  $31,081,800 $17,180,313 $29,099,518  $6,112,042
                          =========== ==========   ==========  =========== =========== ===========  ==========

                       See Notes to Financial Statements.


   Loomis                                                  T. Rowe
   Sayles                                                   Price                          Scudder
 High Yield                Janus                          Small Cap                         Global
    Bond                  Mid Cap                          Growth                           Equity
  Division                Division                        Division                         Division
 ----------              ----------                       ---------                        --------
 $ 256,747               $   98,545                       $      0                         $125,120
    15,303                   88,984                         71,325                           42,804
 ---------               ----------                       --------                         --------
   241,444                    9,561                        (71,325)                          82,316
 ---------               ----------                       --------                         --------
   (15,746)                 178,428                        (14,908)                          35,936
  (428,334)               4,299,801                        455,213                          556,946
 ---------               ----------                       --------                         --------
  (444,080)               4,478,229                        440,305                          592,882
 ---------               ----------                       --------                         --------
 $(202,636)              $4,487,790                       $368,980                         $675,198
 =========               ==========                       ========                         ========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS

                            State Street Research       State Street Research       State Street Research
                               Growth Division             Income Division          Money Market Division
                          --------------------------  --------------------------  --------------------------
                          For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
                             Ended         Ended         Ended         Ended         Ended         Ended
                          December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                              1998          1997          1998          1997          1998          1997
                          ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................  $ 27,785,410  $ 40,418,794  $ 3,877,871   $ 2,617,788   $ 1,022,138   $   353,194
 Net realized gain
  (loss) from security
  transactions..........     1,828,922     1,080,724      239,248        32,950       139,583        68,458
 Change in unrealized
  appreciation
  (depreciation) of
  investments...........    38,462,367     6,378,588      (12,424)      748,796      (384,125)      (49,717)
                          ------------  ------------  -----------   -----------   -----------   -----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    68,076,699    47,878,106    4,104,695     3,399,534       777,596       371,935
                          ------------  ------------  -----------   -----------   -----------   -----------
 From capital
  transactions:
 Net premiums...........    68,697,236    59,834,638   13,501,414    13,090,983    28,800,532    13,691,749
 Redemptions............    (9,651,413)   (7,416,220)  (1,455,088)   (1,082,695)     (292,311)     (357,692)
 Net portfolio
  transfers.............       462,907     3,569,720    2,032,607     1,296,485   (12,984,969)  (12,877,177)
 Other net transfers....   (33,909,522)  (29,309,077)  (5,444,551)   (4,895,666)   (2,036,921)     (887,059)
                          ------------  ------------  -----------   -----------   -----------   -----------
 Net increase (decrease)
  in net assets
  resulting from capital
  transactions..........    25,599,208    26,679,061    8,634,382     8,409,107    13,486,331      (430,179)
                          ------------  ------------  -----------   -----------   -----------   -----------
NET CHANGE IN NET AS-
 SETS...................    93,675,907    74,557,167   12,739,077    11,808,641    14,263,927       (58,244)
NET ASSETS--BEGINNING OF
 YEAR...................   238,886,242   164,329,075   43,700,894    31,892,253     7,996,235     8,054,479
                          ------------  ------------  -----------   -----------   -----------   -----------
NET ASSETS--END OF
 YEAR...................  $332,562,149  $238,886,242  $56,439,971   $43,700,894   $22,260,162   $ 7,996,235
                          ============  ============  ===========   ===========   ===========   ===========

                       See Notes to Financial Statements.

                              State Street Research                                         Santander
  State Street Research         Aggressive Growth                MetLife               International Stock
  Diversified Division              Division              Stock Index Division              Division
--------------------------  --------------------------  --------------------------  --------------------------
For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
   Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
    1998          1997          1998          1997          1998          1997          1998          1997
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 17,838,146  $ 22,302,995  $  7,473,609  $  3,470,806  $  5,466,190  $ 1,186,647   $   119,967   $  (232,079)
     522,086       418,723       390,678       136,827     2,060,324    1,210,648       251,518       (84,952)
  12,721,568     1,103,869     9,316,026     2,615,059    21,573,004   13,344,725     5,740,557      (691,181)
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
  31,081,800    23,825,587    17,180,313     6,222,692    29,099,518   15,742,020     6,112,042    (1,008,212)
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
  48,746,380    41,236,061    48,080,744    52,235,040    59,343,787   38,059,853    10,224,172    11,240,912
  (5,712,146)   (4,829,385)   (4,373,459)   (3,613,975)   (2,361,734)  (1,198,193)   (1,153,624)   (1,139,393)
   2,809,643     1,557,340    (6,687,894)   (5,941,719)    9,729,932    9,580,428    (2,377,311)   (3,084,541)
 (23,504,994)  (19,209,913)  (18,773,580)  (20,670,473)  (23,041,439) (13,547,536)   (3,678,501)   (5,008,528)
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
  22,338,883    18,754,103    18,245,811    22,008,873    43,670,546   32,894,552     3,014,736     2,008,450
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
  53,420,683    42,579,690    35,426,124    28,231,565    72,770,064   48,636,572     9,126,778     1,000,238
 155,399,757   112,820,067   118,656,036    90,424,471    86,096,612   37,460,040    27,125,955    26,125,717
------------  ------------  ------------  ------------  ------------  -----------   -----------   -----------
$208,820,440  $155,399,757  $154,082,160  $118,656,036  $158,866,676  $86,096,612   $36,252,733   $27,125,955
============  ============  ============  ============  ============  ===========   ===========   ===========

                     Metropolitan Life Separate Account UL

                                 Loomis Sayles                   Janus
                           High Yield Bond Division        Mid Cap Division
                          --------------------------- ----------------------------
                                       For the Period               For the Period
                          For the Year March 3, 1997  For the Year  March 3, 1997
                             Ended           to          Ended            to
                          December 31,  December 31,  December 31,   December 31,
                              1998          1997          1998           1997
                          ------------ -------------- ------------  --------------
INCREASE (DECREASE) IN
 NET ASSETS:
 From operations:
 Net investment income
  (loss)................   $  241,444    $   59,549   $     9,561     $    5,937
 Net realized gain
  (loss) from security
  transactions..........      (15,746)        9,361       178,428         26,779
 Change in unrealized
  appreciation
  (depreciation) of
  investments...........     (428,334)      (70,093)    4,299,801        223,402
                           ----------    ----------   -----------     ----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............     (202,636)       (1,183)    4,487,790        256,118
                           ----------    ----------   -----------     ----------
 From capital
  transactions:
 Net premiums...........    1,559,975       590,158    13,796,446      2,676,784
 Redemptions............      (29,635)       (1,126)     (179,560)       (46,974)
 Net portfolio
  transfers.............      180,422     1,002,454     4,280,509      1,554,471
 Other net transfers....     (451,340)     (107,178)   (5,121,876)      (577,161)
                           ----------    ----------   -----------     ----------
 Net increase in net
  assets resulting from
  capital transactions..    1,259,422     1,484,308    12,775,519      3,607,120
                           ----------    ----------   -----------     ----------
NET CHANGE IN NET
 ASSETS.................    1,056,786     1,483,125    17,263,309      3,863,238
NET ASSETS--BEGINNING OF
 PERIOD.................    1,483,125           --      3,863,238            --
                           ----------    ----------   -----------     ----------
NET ASSETS--END OF
 PERIOD.................   $2,539,911    $1,483,125   $21,126,547     $3,863,238
                           ==========    ==========   ===========     ==========

                       See Notes to Financial Statements.

           T. Rowe Price                                      Scudder
     Small Cap Growth Division                        Global Equity Division
 ------------------------------------            ----------------------------------------------
                      For the Period                                       For the Period
 For the Year         March 3, 1997              For the Year              March 3, 1997
    Ended                   to                      Ended                        to
 December 31,          December 31,              December 31,               December 31,
     1998                  1997                      1998                       1997
 ------------         --------------             ------------              --------------
 $   (71,325)           $   (8,790)              $    82,316                 $   23,414
     (14,908)               47,764                    35,936                     21,982
     455,213                47,067                   556,946                     (8,556)
 -----------            ----------               -----------                 ----------
     368,980                86,041                   675,198                     36,840
 -----------            ----------               -----------                 ----------
   8,413,079             1,816,732                 3,660,518                  1,425,649
     (87,656)              (40,707)                  (44,451)                    (7,873)
   3,021,876             3,110,800                 2,251,711                  1,855,028
  (2,968,930)             (414,754)               (1,263,459)                  (286,303)
 -----------            ----------               -----------                 ----------
   8,378,369             4,472,071                 4,604,319                  2,986,501
 -----------            ----------               -----------                 ----------
   8,747,349             4,558,112                 5,279,517                  3,023,341
   4,558,112                   --                  3,023,341                        --
 -----------            ----------               -----------                 ----------
 $13,305,461            $4,558,112               $ 8,302,858                 $3,023,341
 ===========            ==========               ===========                 ==========

                     Metropolitan Life Separate Account UL

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998

  Metropolitan Life Separate Account UL (the "Separate Account") is a multi-division unit investment trust registered under the Investment Company Act of 1940 and consists of eleven investment divisions used to support variable universal life insurance policies. The assets in each division are invested in shares of the corresponding portfolio of the Metropolitan Series Fund, Inc. (the "Fund'). Each portfolio has varying investment objectives relative to growth of capital and income.

  The Separate Account was formed by Metropolitan Life Insurance Company ("Metropolitan Life") on December 13, 1988, and registered as a unit investment trust on January 5, 1990. The assets of the Separate Account are the property of Metropolitan Life. On March 3, 1997, operations commenced for the four new investment divisions added to the Separate Account on that date: the Loomis Sayles High Yield Bond Division, the Janus Mid Cap Division, the T. Rowe Price Small Cap Growth Division and the Scudder Global Equity Division.

  A summary of significant accounting policies, all of which are in accordance with generally accepted accounting principles, is set forth below:

1.SIGNIFICANT ACCOUNTING POLICIES

  A.Valuation of Investments

    Investments in shares of the Fund are valued at the reported net asset values of the respective portfolios. A summary of investments of the eleven designated portfolios of the Fund in which the eleven investment divisions of the Separate Account invests as of December 31, 1998 is included as Note 5.

  B.Security Transactions

    Purchases and sales are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

  C.Federal Income Taxes

    In the opinion of counsel of Metropolitan Life, the Separate Account will be treated as a part of Metropolitan Life and its operations, and the Separate Account will not be taxed separately as a "regulated investment company" under existing law. Metropolitan Life is taxed as a life insurance company. The policies permit Metropolitan Life to charge against the Separate Account any taxes, or reserves for taxes, attributable to the maintenance or operation of the Separate Account. Metropolitan Life is not currently charging any Federal income taxes against the Separate Account arising from the earnings or realized capital gains attributable to the Separate Account. Such charges may be imposed in future years depending on market fluctuations and transactions involving the Separate Account.

  D.Net Premiums

    Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain of the policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain of the policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

2.DIVIDENDS

  On May 5, 1998 and December 16, 1998, the Fund declared dividends for all shareholders of record on May 7, 1998 and December 23, 1998, respectively. The amount of dividends received by the Separate Account was $71,190,477. The dividends were paid to Metropolitan Life on May 8, 1998 and December 24, 1998, respectively, and were immediately reinvested in additional shares of the portfolios in which the investment divisions invest. As a result of this reinvestment, the number of shares of the Fund held by each of the eleven investment divisions increased by the following: State Street Research Growth Portfolio, 827,171 shares; State Street Research Income Portfolio, 339,329 shares; State Street Research Money Market Portfolio, 112,807 shares; State Street Research Diversified Portfolio, 1,066,122 shares; State Street Research Aggressive Growth Portfolio, 304,920 shares; MetLife Stock Index Portfolio, 183,724 shares; Santander International Stock Portfolio, 28,929 shares; Loomis Growth Sayles High Yield Bond Portfolio, 30,811 shares; Janus Mid Cap Portfolio, 6,072 shares; T. Rowe Price Small Cap Growth Portfolio, 0 shares and Scudder Global Equity Portfolio, 10,237 shares.

3.EXPENSES

  With respect to assets in the Separate Account that support certain policies, Metropolitan Life applies a charge against the assets attributable to the Separate Account for the mortality and expense risks assumed by Metropolitan Life. This charge varies by policy type but will not be higher than an effective annual rate of .90% of the average daily value of the net assets or the monthly anniversary value of the net assets in the Separate Account which are attributable to such policies.

4.CHANGE OF NAME

  Effective November 9, 1998, Santander Global Advisors, Inc. became the sub-investment manager of the Santander International Stock Portfolio (formerly State Street Research International Stock Portfolio) of the Metropolitan Series Fund, Inc. Simultaneously with that change, the corresponding investment division had its name changed to the Santander International Stock Division.

5.SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1998

  Below are summarized information of the investments of the portfolios of the Fund in which each of the investment divisions invest.
                         Metropolitan Series Fund, Inc.

                           State Street            State Street           State Street           State Street
                             Research                Research               Research               Research
                              Growth                  Income              Money Market           Diversified
                            Portfolio               Portfolio              Portfolio              Portfolio
                          --------------           ------------           ------------          --------------
COMMON STOCK
 Automotive.............  $   50,517,664    (1.6%)                                              $   22,855,593    (0.9%)
 Banking................     172,519,438    (5.5%)                                                  80,028,947    (3.0%)
 Broadcasting...........     225,213,831    (7.2%)                                                 105,681,212    (4.0%)
 Business Services......      18,336,219    (0.6%)                                                   8,507,594    (0.3%)
 Chemicals..............      62,797,294    (2.0%)                                                  29,250,869    (1.1%)
 Computer Equipment &         41,206,377    (1.3%)                                                  19,014,400    (0.7%)
  Service...............
 Drugs & Health Care....     131,563,219    (4.2%)                                                  60,383,637    (2.3%)
 Electrical Equipment...     138,582,619    (4.5%)                                                  63,888,537    (2.4%)
 Electronics............     138,832,022    (4.5%)                                                  64,421,153    (2.4%)
 Entertainment &              27,114,300    (0.9%)                                                  12,803,681    (0.5%)
  Leisure...............
 Financial Services.....     191,024,825    (6.1%)                                                  88,565,588    (3.3%)
 Food & Beverages.......     134,094,937    (4.3%)                                                  60,573,275    (2.3%)
 Forest Products &            32,516,000    (1.0%)                                                  14,948,000    (0.6%)
  Paper.................
 Hotel & Motel..........      19,960,981    (0.6%)                                                   9,194,031    (0.3%)
 Household Products.....      46,167,600    (1.5%)                                                  21,275,813    (0.8%)
 Insurance..............     141,994,575    (4.6%)                                                  64,324,269    (2.4%)
 Medical Equipment &         117,281,881    (3.8%)                                                  54,248,912    (2.0%)
  Supply................
 Miscellaneous..........                                                                            44,334,619    (1.7%)
 Multi-Industry.........      95,549,138    (3.1%)
 Office & Business           191,625,919    (6.2%)                                                  88,440,600    (3.3%)
  Equipment.............
 Oil & Gas Exploration..       7,017,606    (0.2%)                                                   3,077,344    (0.1%)
 Oil....................      45,891,390    (1.5%)                                                  21,240,514    (0.8%)
 Oil-Domestic...........      53,123,188    (1.7%)                                                  24,575,613    (0.9%)
 Oil-International......      54,448,875    (1.7%)                                                  25,169,625    (1.0%)
 Pollution Control......      16,542,550    (0.5%)                                                   7,697,788    (0.3%)
 Restaurant.............      56,595,225    (1.8%)                                                  26,450,950    (1.0%)
 Retail Grocery.........      96,199,400    (3.1%)                                                  44,458,550    (1.7%)
 Retail Trade...........     203,995,450    (6.6%)                                                  94,199,631    (3.5%)
 Software...............      82,984,778    (2.7%)                                                  38,365,860    (1.4%)
 Telecommunications           20,702,053    (0.7%)                                                   9,738,909    (0.4%)
  Equipment & Services..
 Tobacco................      55,233,400    (1.8%)                                                  26,279,200    (1.0%)
 Transportation-                                                                                           288    (0.0%)
  Trucking..............
 Utilities-Electric.....      85,602,613    (2.8%)                                                  38,564,994    (1.5%)
 Utilities-Gas                28,536,956    (0.9%)                                                  13,312,681    (0.5%)
  Distribution &
  Pipelines.............
 Utilities-Telephone....     178,222,078    (5.7%)                                                  82,338,872    (3.1%)
                          --------------                                                        --------------
 Total Common Stock.....   2,961,994,401   (95.2%)                                               1,368,211,549   (51.5%)
                          --------------                                                        --------------
LONG-TERM DEBT
 SECURITIES
Corporate Bonds:
 Asset Backed...........                           $  5,952,261    (1.1%)                               55,261    (0.0%)
 Banking................                              4,912,622    (0.9%)                           17,413,654    (0.7%)
 Collateralized Mortgage                             23,365,521    (4.4%)                           44,988,869    (1.7%)
  Obligations...........
 Drugs & Health Care....                              4,023,433    (0.8%)                            9,762,956    (0.4%)
 Electrical Equipment...                                                                             5,669,210    (0.2%)
 Finance & Banking......                                                                            12,285,984    (0.5%)
 Financial Services.....                             88,530,073   (16.8%)                          187,150,983    (7.0%)
 Food & Beverages.......                              7,991,697    (1.5%)
 Healthcare Services....                             10,514,202    (2.0%)                           19,278,706    (0.7%)
 Household Products.....                              4,022,759    (0.8%)                            5,804,994    (0.2%)
 Industrials............                             25,394,604    (4.8%)                           96,688,722    (3.6%)
 Insurance..............                              2,999,260    (0.6%)                            6,981,640    (0.3%)
 Miscellaneous..........                              2,397,587    (0.5%)                            9,052,290    (0.3%)
 Mortgage Related.......                              2,067,088    (0.4%)                           18,490,416    (0.7%)
 Multi-Industry.........                              4,255,312    (0.8%)                           14,878,388    (0.6%)
 Newspapers.............                             10,184,873    (1.9%)                           20,021,470    (0.7%)
 Pollution Control......                              6,608,464    (1.3%)                           17,460,438    (0.7%)
 Restaurant.............                              3,312,855    (0.6%)                            4,164,732    (0.2%)
 Retail Grocery.........                              5,018,800    (0.9%)                           10,149,300    (0.4%)
 Utilities-Electric.....                             11,597,255    (2.2%)                           11,922,582    (0.4%)
 Utilities-Telephone....                              4,725,144    (0.9%)                           15,953,880    (0.6%)
                                                   ------------                                 --------------
 Total Corporate Bonds..                            227,873,810   (43.2%)                          528,174,475   (19.9%)
Federal Agency                                       43,969,433    (8.3%)                           99,933,906    (3.8%)
 Obligations............
Federal Treasury                                    190,468,139   (36.2%)                          413,509,607   (15.6%)
 Obligations............
Foreign Obligations.....                             14,827,292    (2.8%)                           31,091,792    (1.2%)
State Agency                                         20,142,424    (3.8%)                           50,582,786    (1.9%)
 Obligation.............
Yankee Bonds............                             21,382,026    (4.1%)                           43,966,468    (1.6%)
                                                   ------------                                 --------------
 Total Bonds............                            518,663,124   (98.4%)                        1,167,259,034   (44.0%)
                                                   ------------                                 --------------
SHORT-TERM OBLIGATIONS
 Commercial Paper.......     153,385,000    (4.9%)   24,658,252    (4.7%) $38,907,115   (94.5%)    144,348,000    (5.4%)
                          --------------           ------------           -----------           --------------
FOREIGN OBLIGATIONS ....                                                    1,978,317    (4.8%)
                                                                          -----------
TOTAL INVESTMENTS.......   3,115,379,401  (100.1%)  543,321,376  (103.1%)  40,885,432   (99.3%)  2,679,818,583  (100.9%)
 Other Assets Less            (3,298,290)  (-0.1%)  (16,467,003)  (-3.1%)     299,303    (0.7%)    (22,831,517)  (-0.9%)
  Liabilities...........
                          --------------           ------------           -----------           --------------
NET ASSETS..............  $3,112,081,111  (100.0%) $526,854,373  (100.0%) $41,184,735  (100.0%) $2,656,987,066  (100.0%)
                          ==============           ============           ===========           ==============

                         Metropolitan Series Fund, Inc.

                                                     State Street
                                                       Research               Santander
                               MetLife                Aggressive            International
                             Stock Index                Growth                  Stock
                              Portfolio               Portfolio               Portfolio
                            --------------          --------------          -------------
 COMMON STOCK
 Aerospace...............   $   39,162,797   (1.3%) $   19,058,175   (1.3%) $  1,022,761     (0.3%)
 Automotive..............       50,697,557   (1.6%)     50,687,806   (3.6%)    9,542,116     (3.2%)
 Banking.................      226,942,249   (7.3%)     13,915,069   (1.0%)   43,646,670    (14.7%)
 Broadcasting............       68,923,306   (2.2%)    129,192,089   (9.0%)
 Business Services.......                              182,199,234  (12.7%)
 Building &                     11,707,369   (0.4%)                            6,667,401     (2.2%)
 Construction............
 Business Services.......       44,921,087   (1.4%)
 Chemicals...............       56,423,606   (1.8%)     52,643,156   (3.7%)      539,483     (0.2%)
 Computer Equipment &          117,894,780   (3.8%)     39,012,934   (2.7%)
 Service.................
 Construction & Mining             148,738   (0.0%)
 Equipment...............
 Construction Materials..                                                      8,604,883     (2.9%)
 Consumer Products.......                                                        581,507     (0.2%)
 Containers & Glass......        5,030,406   (0.2%)     11,219,387   (0.8%)
 Cosmetics...............        5,524,500   (0.2%)
 Drugs & Health Care.....      275,280,674   (8.8%)     57,715,516   (4.0%)   30,583,278    (10.3%)
 Education...............                               21,623,094   (1.5%)
 Electrical Equipment....      133,697,394   (4.3%)      7,149,188   (0.5%)    5,308,380     (1.8%)
 Electronics.............      162,610,341   (5.2%)     72,071,731   (5.0%)    8,966,121     (3.0%)
 Entertainment &                29,081,710   (0.9%)     89,647,425   (6.3%)
 Leisure.................
 Financial Services......      155,792,983   (5.0%)     26,278,875   (1.8%)   10,369,932     (3.5%)
 Food & Beverages........      142,667,553   (4.6%)                            3,010,144     (1.0%)
 Forest Products &              27,901,546   (0.9%)                              593,175     (0.2%)
 Paper...................
 Healthcare Services.....        1,019,313   (0.0%)     20,341,956   (1.4%)
 Homebuilders............        1,575,306   (0.1%)                            3,931,488     (1.3%)
 Hospital Management.....        9,035,485   (0.3%)     16,403,625   (1.2%)
 Hotel & Motel...........        5,102,388   (0.2%)     20,250,769   (1.4%)
 Household Appliances &          5,126,825   (0.2%)                            4,650,482     (1.6%)
 Home Furnishings........
 Household Products......       88,111,919   (2.8%)
 Industrial Components &           231,000   (0.0%)
 Material................
 Insurance...............      100,057,086   (3.2%)     42,106,469   (2.9%)   28,578,219     (9.6%)
 Liquor..................        4,647,400   (0.1%)
 Machinery...............       21,152,778   (0.7%)
 Medical Equipment &            86,922,531   (2.8%)     13,084,500   (0.9%)
 Supply..................
 Metals-Aluminum.........        7,229,194   (0.2%)
 Metals-Gold.............        5,043,754   (0.2%)
 Metals-Non-Ferrous......        1,590,626   (0.1%)                            2,856,153     (1.0%)
 Metals-Steel & Iron.....        2,500,224   (0.1%)                              649,136     (0.2%)
 Mining..................        1,733,106   (0.1%)
 Miscellaneous...........       21,171,351   (0.7%)     12,238,669   (0.9%)    3,109,774     (1.0%)
 Multi-Industry..........       11,674,256   (0.4%)                            2,932,702     (1.0%)
 Newspapers..............       14,141,700   (0.5%)
 Office & Business             139,575,075   (4.5%)     38,931,731   (2.7%)    1,794,427     (0.6%)
 Equipment...............
 Oil & Gas Exploration...        2,982,744   (0.1%)     15,520,862   (1.1%)    5,273,395     (1.8%)
 Oil-Domestic............       23,193,860   (0.7%)
 Oil-International.......      133,887,606   (4.3%)                           10,485,842     (3.5%)
 Oil-Services............       17,001,025   (0.5%)
 Photography.............        7,522,413   (0.2%)                            3,083,591     (1.0%)
 Pollution Control.......        9,371,951   (0.3%)     24,137,762   (1.7%)
 Printing & Publishing...        8,504,231   (0.3%)     32,332,737   (2.3%)
 Restaurant..............       20,110,638   (0.6%)
 Retail Grocery..........       24,447,469   (0.8%)                            4,145,160     (1.4%)
 Retail Trade............      177,505,612   (5.7%)    190,272,119  (13.3%)    7,371,495     (2.5%)
 Software................      148,059,255   (4.8%)     99,577,969   (7.0%)
 Telecommunications                                     73,478,888   (5.1%)   12,397,259     (4.2%)
 Equipment & Services....
 Textiles & Apparel......        7,063,863   (0.2%)     10,687,669   (0.8%)
 Tires & Rubber..........        3,766,669   (0.1%)                            1,421,457     (0.5%)
 Tobacco.................       45,493,656   (1.5%)                            9,957,902     (3.3%)
 Toys & Amusements.......        3,494,528   (0.1%)     11,522,594   (0.8%)    1,598,187     (0.5%)
 Transportation..........                                                        624,855     (0.2%)
 Transportation-                 9,437,948   (0.3%)                            3,280,800     (1.1%)
 Airlines................
 Transportation-                                                               3,068,259     (1.0%)
 Miscellaneous...........
 Transportation-                14,912,864   (0.5%)                              508,639     (0.2%)
 Railroad................
 Transportation-                   572,000   (0.0%)
 Trucking................
 Utilities-Electric......       75,968,625   (2.4%)                           11,213,151     (3.8%)
 Utilities-Gas                  13,329,126   (0.4%)     16,061,906   (1.1%)    3,019,359     (1.0%)
 Distribution &
 Pipelines...............
 Utilities-                      1,886,504   (0.1%)                            2,707,194     (0.9%)
 Miscellaneous...........
 Utilities-Telephone.....      259,132,899   (8.3%)                           33,505,139    (11.3%)
                            --------------          --------------          ------------
 Total Common Stock......    3,089,695,399  (99.3%)  1,409,363,904  (98.5%)  291,599,916    (98.0%)
                                                                            ------------
 PREFERRED STOCK
 Retail Trade............                                                        269,563     (0.1%)
                                                                            ------------
 Total Preferred Stock...                                                        269,563     (0.1%)
                                                                            ------------
 Total Equity                                                                291,869,479
 Securities..............
 SHORT-TERM OBLIGATIONS--                                                      6,447,000     (2.2%)
 REPURCHASE AGREEMENTS...
                                                                            ------------
 SHORT-TERM OBLIGATIONS--                                1,574,324   (0.1%)
 COMMERCIAL PAPER........
                            --------------          --------------
 TOTAL INVESTMENTS.......    3,089,695,399  (99.3%)  1,410,938,228  (98.6%)  298,316,479   (100.3%)
 Other Assets Less              22,223,585   (0.7%)     20,398,358   (1.4%)     (935,567)   (-0.3%)
 Liabilities.............
                            --------------          --------------          ------------
 NET ASSETS..............   $3,111,918,984 (100.0%) $1,431,336,586 (100.0%) $297,380,912   (100.0%)
                            ==============          ==============          ============

                         Metropolitan Series Fund, Inc.

                                                         Loomis Sayles
                                                        High Yield Bond
                                                           Portfolio
                                                        ---------------
COMMON STOCK
 Banking...............................................   $    15,557     (0.0%)
 Forest Products & Paper...............................       870,986     (2.1%)
 Oil & Gas Exploration.................................        52,216     (0.1%)
 Real Estate...........................................       539,556     (1.3%)
 Restaurant............................................        12,460     (0.0%)
 Utilities-Electric....................................        89,870     (0.2%)
                                                          -----------
 Total Common Stock....................................     1,580,645     (3.7%)
                                                          -----------
PREFERRED STOCK
 Banking...............................................       212,295     (0.4%)
 Construction Materials................................        62,344     (0.2%)
 Financial Services....................................       164,529     (0.4%)
 Metals-Steel & Iron...................................       265,687     (0.6%)
 Office & Business Equipment...........................       820,589     (1.9%)
 Oil-Services..........................................       112,219     (0.3%)
 Transportation-Shipping...............................       232,000     (0.6%)
 Transportation-Trucking...............................        51,000     (0.1%)
 Utilities-Electric....................................       320,200     (0.8%)
 Utilities-Telephone...................................       213,750     (0.5%)
                                                          -----------
 Total Preferred Stock.................................     2,454,613     (5.8%)
                                                          -----------
LONG-TERM DEBT SECURITIES
Convertible Bonds:
 Automotive............................................       351,750     (0.8%)
 Building & Construction...............................        84,000     (0.2%)
 Computer Equipment & Service..........................     3,652,187     (8.6%)
 Drugs & Health Care...................................     1,117,000     (2.6%)
 Electronics...........................................     1,819,762     (4.3%)
 Entertainment & Leisure...............................        75,580     (0.2%)
 Foreign Obligation....................................     4,378,810    (10.3%)
 Healthcare Services...................................       171,313     (0.4%)
 Industrial Components & Material......................        73,750     (0.2%)
 Industrials...........................................       117,975     (0.3%)
 Medical Equipment & Supply............................       407,825     (1.0%)
 Metals-Steel & Iron...................................             0     (0.0%)
 Mining................................................       354,875     (0.8%)
 Oil & Gas Exploration.................................       136,000     (0.3%)
 Oil-Services..........................................       261,056     (0.6%)
 Pollution Control.....................................       375,458     (0.9%)
 Real Estate...........................................        94,000     (0.2%)
 Restaurant............................................       608,630     (1.4%)
 Retail Trade..........................................        81,000     (0.2%)
 Telecommunications Equipment & Services...............       190,000     (0.5%)
 Textiles & Apparel....................................       411,162     (1.0%)
 Transportation-Shipping...............................       241,125     (0.6%)
 Transportation-Trucking...............................       128,000     (0.3%)
                                                          -----------
 Total Convertible Bonds...............................    15,131,258    (35.7%)
                                                          -----------
Corporate Bonds:
 Broadcasting..........................................     1,762,079     (4.2%)
 Food & Beverages......................................       588,209     (1.4%)
 Industrials...........................................       484,325     (1.1%)
 Oil & Gas Exploration.................................       856,500     (2.0%)
 Retail Grocery........................................       216,000     (0.5%)
 Retail Trade..........................................       389,250     (0.9%)
 Telecommunications Equipment & Services...............     2,226,525     (5.3%)
 Transportation........................................       412,500     (1.0%)
 Transportation-Shipping...............................       360,000     (0.9%)
 Utilities-Electric....................................       783,500     (1.8%)
 Utilities-Telephone...................................     1,162,125     (2.7%)
                                                          -----------
 Total Corporate Bonds.................................     9,241,013    (21.8%)
                                                          -----------
Foreign Obligations....................................     9,503,947    (22.4%)
                                                          -----------
Yankee Bonds...........................................     2,867,825     (6.7%)
                                                          -----------
 Total Bonds...........................................    36,744,043    (96.1%)
                                                          -----------
SHORT-TERM OBLIGATIONS--REPURCHASE AGREEMENTS..........       794,000     (1.9%)
                                                          -----------
TOTAL INVESTMENTS......................................    41,573,301    (98.0%)
 Other Assets Less Liabilities.........................       829,690     (2.0%)
                                                          -----------
NET ASSETS.............................................   $42,402,991   (100.0%)
                                                          ===========

                         Metropolitan Series Fund, Inc.

                               Janus               T. Rowe Price               Scudder
                              Mid Cap             Small Cap Growth          Global Equity
                             Portfolio               Portfolio                Portfolio
                            ------------          ----------------          -------------
 COMMON STOCK
 Aerospace...............     $3,727,399   (1.0%)   $  4,229,684      2.2%) $  1,879,388     (1.7%)
 Automotive..............                              2,564,169     (1.4%)
 Banking.................      9,622,934   (2.6%)      4,461,345     (2.4%)    4,198,216     (3.7%)
 Biotechnology...........     11,305,260   (3.0%)      1,266,294     (0.7%)    1,453,650     (1.3%)
 Broadcasting............     56,634,368  (15.2%)      8,249,688     (4.4%)    5,551,477     (4.9%)
 Building &                                            2,130,563     (1.1%)
  Construction...........
 Business Services.......     28,673,398   (7.7%)     20,708,402    (11.0%)    1,494,872     (1.3%)
 Chemicals...............                              1,736,627     (0.9%)    7,465,971     (6.6%)
 Computer Equipment &         24,005,995   (6.5%)     13,056,117     (6.9%)
  Service................
 Construction Materials..                              1,041,569     (0.6%)      804,892     (0.7%)
 Construction & Mining                                 1,196,531     (0.6%)
  Equipment..............
 Consumer Products.......                                810,937     (0.4%)    1,847,336     (1.6%)
 Consumer Services.......                                                        314,036     (0.3%)
 Drugs & Health Care.....     29,539,775   (8.0%)     15,080,999     (8.0%)    4,157,539     (3.7%)
 Education...............     49,914,109  (13.4%)      2,946,847     (1.6%)
 Electrical Equipment....                              1,206,631     (0.6%)    1,451,842     (1.3%)
 Electronics.............     31,345,472   (8.5%)     15,441,078     (8.2%)    2,655,535     (2.3%)
 Entertainment &               3,353,212   (0.9%)      4,214,784     (2.2%)
  Leisure................
 Financial Services......     18,747,329   (5.0%)      5,415,602     (2.9%)      645,360     (0.6%)
 Food & Beverages........                              2,135,359     (1.1%)    2,954,732     (2.6%)
 Forest Products &                                        55,000     (0.0%)      319,973     (0.3%)
  Paper..................
 General Business........      3,927,964   (1.1%)
 Healthcare Services.....                              4,612,719     (2.4%)
 Hospital Management.....                                638,575     (0.3%)
 Hotel & Motel...........                                340,747     (0.2%)
 Household Appliances &                                  403,925     (0.2%)
  Home Furnishings.......
 Insurance...............                              3,745,319     (2.0%)   11,857,700    (10.4%)
 Machinery...............                                                        669,592     (0.6%)
 Medical Equipment &                                   4,249,506     (2.2%)    1,516,833     (1.3%)
  Supply.................
 Metals--Gold............                                                      2,892,048     (2.5%)
 Metals--Non-Ferrous.....                                215,600     (0.1%)    2,869,241     (2.5%)
 Metals--Steel & Iron....                                                      1,047,581     (0.9%)
 Mining..................                                                        876,832     (0.8%)
 Miscellaneous...........                              1,838,275     (1.0%)
 Multi-Industry..........      3,295,292   (0.9%)                              3,397,089     (3.0%)
 Newspapers..............                              1,033,000     (0.5%)
 Office & Business                                     4,521,756     (2.4%)    3,408,501     (3.0%)
  Equipment..............
 Oil & Gas Exploration...                                697,450     (0.4%)    1,039,598     (0.9%)
 Oil.....................                                                        213,875     (0.2%)
 Oil--Domestic...........                                                      1,949,213     (1.7%)
 Oil--International......                                                      1,961,332     (1.7%)
 Oil--Services...........                              1,409,228     (0.7%)      904,951     (0.8%)
 Photography.............                                450,056     (0.2%)
 Pollution Control.......                                923,737     (0.5%)
 Printing & Publishing...                              1,210,744     (0.6%)    1,014,244     (0.9%)
 Real Estate.............                              1,252,440     (0.7%)    1,934,002     (1.7%)
 Restaurant..............     19,240,018   (5.2%)      3,582,490     (1.9%)
 Retail Grocery..........                              1,872,900     (1.0%)
 Retail Trade............     13,958,932   (3.8%)     16,684,107     (8.8%)
 Shipbuilding............                                717,072     (0.4%)
 Software................     13,719,159   (3.7%)     14,046,833     (7.4%)    3,141,600     (2.8%)
 Telecommunications           27,154,008   (7.3%)     10,619,403     (5.6%)    1,177,250     (1.0%)
  Equipment & Services...
 Textiles & Apparel......                              1,837,403     (1.0%)
 Transportation--              6,419,241   (1.7%)      1,762,225     (0.9%)    2,026,000     (1.8%)
  Airlines...............
 Transportation--                                        883,047     (0.5%)    1,918,670     (1.7%)
  Railroad...............
 Transportation--                                      1,206,775     (0.6%)
  Trucking...............
 Utilities--Electric.....                                                      7,631,561     (6.7%)
 Utilities--Gas                                                                2,852,129     (2.5%)
  Distribution &
  Pipelines..............
 Utilities--Telephone....                                103,469     (0.1%)    2,664,242     (2.3%)
                            ------------            ------------            ------------
 Total Common Stock......    354,583,865  (95.5%)    188,807,027    (99.8%)   96,158,903    (84.6%)
                            ------------            ------------            ------------
 PREFERRED STOCK
 Food & Beverages........                                                        227,228     (0.2%)
 Metals--Steel & Iron....                                                        327,140     (0.3%)
 Oil--International......                                                        244,426     (0.2%)
 Software................                                                      1,099,328     (1.0%)
                            ------------            ------------            ------------
 Total Preferred Stock...            --                      --                1,898,122     (1.7%)
                            ------------            ------------            ------------
 Total Equity                354,583,865  (95.5%)    188,807,027    (99.8%)   98,057,025    (86.3%)
  Securities.............
                            ------------            ------------            ------------
 LONG-TERM DEBT
  SECURITIES
 Federal Treasury                                                              7,775,488     (6.8%)
  Obligations............
 Foreign Obligations.....                                                      2,113,840     (1.9%)
                                                                            ------------
 Total Long-Term Debt                                                          9,889,328     (8.7%)
  Securities.............
                                                                            ------------
 SHORT-TERM OBLIGATIONS
 Commercial Paper........     14,593,552   (3.9%)      1,170,561     (0.6%)
 Federal Agency                                        7,884,076     (4.2%)
  Obligations............
 Repurchase Agreements...                                                      6,398,000     (5.6%)
                            ------------            ------------            ------------
 Total Short-Term             14,593,552   (3.9%)      9,054,637     (4.8%)    6,398,000     (5.6%)
  Obligations............
                            ------------            ------------            ------------
 TOTAL INVESTMENTS.......    369,177,417  (99.4%)    197,861,664   (104.6%)  114,344,353   (100.6%)
 Other Assets Less             2,326,494   (0.6%)     (8,729,698)   (-4.6%)     (629,356)   (-0.6%)
  Liabilities............
                            ------------            ------------            ------------
 NET ASSETS..............   $371,503,911 (100.0%)   $189,131,966   (100.0%) $113,714,997   (100.0%)
                            ============            ============            ============

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)

5. SUMMARY OF INVESTMENTS AS OF DECEMBER 31, 1998--(CONCLUDED)

  The value of the investments of the Fund's portfolios are determined using the following valuation techniques. Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Bond Portfolio, which in the latter case would value such securities at the last bid price). Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or, in the case of the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global Equity Portfolio which second values such securities at the last current bid, and third by using the last available price). Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities (except for the Loomis Sayles High Yield Bond Portfolio, which, in the latter case, would value such security at the last bid price; or the Scudder Global Equity Portfolio which would value such security first at the last sale, and second at the bid price). All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or it delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost, method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days.

  Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

                      Metropolitan Life Insurance Company

                       Consolidated Financial Statements
                  as of December 31, 1998 and 1997 and for the
                  Years Ended December 31, 1998, 1997 and 1996
                                      and
                          Independent Auditors' Report

                         Independent Auditors' Report

The Board of Directors and Policyholders of
Metropolitan Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 1998 and 1997, and the related consolidated statements of income, equity and cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries at December 31, 1998 and 1997, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

  As discussed in Note 1 to the consolidated financial statements, in 1997 the Company changed the method of accounting for investment income on certain structured securities.

DELOITTE & TOUCHE LLP

New York, New York
February 4, 1999

                      Metropolitan Life Insurance Company

                       CONSOLIDATED STATEMENTS OF INCOME

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                          1998    1997    1996
                                                         ------- ------- -------
REVENUES
Premiums...............................................  $11,503 $11,278 $11,345
Universal life and investment-type product policy fees.    1,360   1,418   1,243
Net investment income..................................   10,228   9,491   8,978
Other revenues.........................................    1,965   1,491   1,246
Net realized investment gains..........................    2,021     787     231
                                                         ------- ------- -------
                                                          27,077  24,465  23,043
                                                         ------- ------- -------
EXPENSES
Policyholder benefits and claims.......................   12,488  12,234  12,286
Interest credited to policyholder account balances.....    2,731   2,884   2,868
Policyholder dividends.................................    1,653   1,742   1,728
Other expenses.........................................    8,118   5,934   4,755
                                                         ------- ------- -------
                                                          24,990  22,794  21,637
                                                         ------- ------- -------
Income before provision for income taxes, discontinued
 operations and extraordinary item.....................    2,087   1,671   1,406
Provision for income taxes.............................      740     468     482
                                                         ------- ------- -------
Income before discontinued operations and extraordinary
 item..................................................    1,347   1,203     924
Loss from discontinued operations......................      --      --       71
                                                         ------- ------- -------
Income before extraordinary item.......................    1,347   1,203     853
Extraordinary item--demutualization expense............        4     --       --
                                                         ------- ------- -------
Net income.............................................  $ 1,343 $ 1,203 $   853
                                                         ======= ======= =======

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                          CONSOLIDATED BALANCE SHEETS

                    December 31, 1998 and 1997 (In millions)

                                                                1998     1997
                                                              -------- --------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value......... $100,767 $ 92,630
  Equity securities, at fair value...........................    2,340    4,250
  Mortgage loans on real estate..............................   16,827   20,193
  Real estate and real estate joint ventures.................    6,287    7,080
  Policy loans...............................................    5,600    5,846
  Other limited partnership interests........................      964      855
  Short-term investments.....................................    1,369      679
  Other invested assets......................................    1,567    4,456
                                                              -------- --------
                                                               135,721  135,989
Cash and cash equivalents....................................    3,301    2,911
Accrued investment income....................................    1,994    1,860
Premiums and other receivables...............................    5,972    3,319
Deferred policy acquisition costs............................    6,560    6,436
Other........................................................    3,448    3,641
Separate account assets......................................   58,350   48,620
                                                              -------- --------
                                                              $215,346 $202,776
                                                              ======== ========
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits....................................... $ 72,701 $ 73,848
Policyholder account balances................................   46,494   48,543
Other policyholder funds.....................................    4,061    3,998
Policyholder dividends payable...............................      947      969
Short-term debt..............................................    3,585    4,587
Long-term debt...............................................    2,903    2,884
Income taxes payable, current and deferred...................      948      952
Other........................................................   10,772    4,650
Separate account liabilities.................................   58,068   48,338
                                                              -------- --------
                                                               200,479  188,769
                                                              -------- --------
Commitments and contingencies (Note 9)

Equity:
Retained earnings............................................   13,483   12,140
Accumulated other comprehensive income.......................    1,384    1,867
                                                              -------- --------
                                                                14,867   14,007
                                                              -------- --------
                                                              $215,346 $202,776
                                                              ======== ========

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                         Accumulated Other Comprehensive Income
                                                         ----------------------------------------------
                                                             Net             Foreign         Minimum
                                                          Unrealized        Currency         Pension
                                  Comprehensive Retained  Investment       Translation      Liability
                          Total      Income     Earnings    Gains          Adjustment       Adjustment
                         -------  ------------- -------- -------------    -------------    ------------
Balance at January 1,
 1996................... $11,754                $10,084    $       1,646     $         24    $        --
Comprehensive income:
 Net income.............     853     $  853         853
                                     ------
 Other comprehensive
  loss:
   Unrealized investment
    losses, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........               (618)                       (618)
   Foreign currency
    translation
    adjustments.........                 (6)                                           (6)
                                     ------
 Other comprehensive
  loss..................    (624)      (624)
                                     ------
   Comprehensive income.             $  229
                         -------     ======     -------    -------------     ------------    ------------
Balance at December 31,
 1996...................  11,983                 10,937            1,028               18             --
Comprehensive income:
 Net income.............   1,203     $1,203       1,203
                                     ------
 Other comprehensive
  income:
   Unrealized investment
    gains, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........                870                          870
   Foreign currency
    translation
    adjustments.........                (49)                                          (49)
                                     ------
 Other comprehensive
  income................     821        821
                                     ------
   Comprehensive income.             $2,024
                         -------     ======     -------    -------------     ------------    ------------
Balance at December 31,
 1997...................  14,007                 12,140            1,898              (31)            --
Comprehensive income:
 Net income.............   1,343     $1,343       1,343
 Other comprehensive
  loss:
   Unrealized investment
    losses, net of
    related offsets,
    reclassification
    adjustments and
    income taxes........               (358)                        (358)
   Foreign currency
    translation
    adjustments.........               (113)                                         (113)
   Minimum pension
    liability
    adjustment..........                (12)                                                          (12)
                                     ------
 Other comprehensive
  loss..................    (483)      (483)
                         -------
                                     ------
   Comprehensive income.             $  860
                         -------                -------    -------------     ------------    ------------
                                     ======
Balance at December 31,
 1998................... $14,867                $13,483    $       1,540     $       (144)   $        (12)
                         =======                =======    =============     ============    ============

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

              For the Years Ended December 31, 1998, 1997 and 1996
                                 (In millions)

                                                    1998      1997      1996
                                                  --------  --------  --------
Cash flows from operating activities
Net income....................................... $  1,343  $  1,203  $    853
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation and amortization expenses.......       56       (36)      (18)
    Gains from sales of investments and
     businesses, net.............................   (2,629)   (1,018)     (428)
    Change in undistributed income of real estate
     joint ventures and other limited partnership
     interests...................................      (91)      157       (45)
    Interest credited to policyholder account
     balances....................................    2,731     2,884     2,868
    Universal life and investment-type product
     policy fees.................................   (1,360)   (1,418)   (1,243)
    Change in accrued investment income..........     (181)     (215)      350
    Change in premiums and other receivables.....   (2,681)     (792)     (125)
    Change in deferred policy acquisition costs,
     net.........................................     (188)     (159)     (391)
    Change in insurance related liabilities......    1,493     2,364     2,349
    Change in income taxes payable...............      211       (99)     (134)
    Change in other liabilities..................    2,390      (206)      902
    Other, net...................................     (253)      207    (1,250)
                                                  --------  --------  --------
Net cash provided by operating activities........      841     2,872     3,688
                                                  --------  --------  --------
Cash flows from investing activities
  Sales, maturities and repayments of:
    Fixed maturities.............................   57,857    75,346    76,117
    Equity securities............................    3,085     1,821     2,069
    Mortgage loans on real estate................    2,296     2,784     2,380
    Real estate and real estate joint ventures...    1,122     2,046     2,358
    Other limited partnership interests..........      146       166       178
  Purchases of:
    Fixed maturities.............................  (67,543)  (76,603)  (76,225)
    Equity securities............................     (854)   (2,121)   (2,742)
    Mortgage loans on real estate................   (2,610)   (4,119)   (4,225)
    Real estate and real estate joint ventures...     (423)     (624)     (989)
    Other limited partnership interests..........     (723)     (338)     (307)
  Net change in short-term investments...........     (761)       63     1,028
  Net change in policy loans.....................      133        17      (128)
  Proceeds from sales of businesses..............    7,372       274        --
  Net change in investment collateral............    3,769        --        --
  Other, net.....................................     (183)     (378)     (438)
                                                  --------  --------  --------
Net cash provided by (used in) investing
 activities......................................    2,683    (1,666)     (924)
                                                  --------  --------  --------
Cash flows from financing activities
  Policyholder account balances:
    Deposits..................................... $ 19,361  $ 16,061  $ 17,167
    Withdrawals..................................  (21,706)  (18,831)  (19,321)
  Short-term debt, net...........................   (1,001)    1,265        69
  Long-term debt issued..........................      693       989        --
  Long-term debt repaid..........................     (481)     (104)     (284)
                                                  --------  --------  --------
Net cash used in financing activities............   (3,134)     (620)   (2,369)
                                                  --------  --------  --------
Change in cash and cash equivalents..............      390       586       395
Cash and cash equivalents, beginning of year.....    2,911     2,325     1,930
                                                  --------  --------  --------
Cash and cash equivalents, end of year........... $  3,301  $  2,911  $  2,325
                                                  ========  ========  ========
Supplemental disclosures of cash flow
 information:
  Interest....................................... $    367  $    422  $    310
                                                  ========  ========  ========
  Income taxes................................... $    579  $    589  $    497
                                                  ========  ========  ========

Cash paid during the year for:

          See accompanying notes to consolidated financial statements.

                      Metropolitan Life Insurance Company

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
           (Dollar amounts are in millions unless otherwise stated)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Business

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (the "Company") is a leading provider of insurance and financial services to a broad section of institutional and individual customers. The Company offers life insurance, annuities and mutual funds to individuals and group insurance and retirement and savings products and services to corporations and other institutions.

 Basis of Presentation

  The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

  During 1997, management changed to the retrospective interest method of accounting for investment income on structured notes in accordance with authoritative guidance issued in late 1996. As a result, net investment income increased by $175. The cumulative effect of this accounting change on prior years' income was not material.

 Principles of Consolidation

  The accompanying consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint ventures in which MetLife has a controlling interest. All material intercompany accounts and transactions have been eliminated.

  The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

  Minority interest relating to consolidated entities included in other liabilities was $274 and $277 at December 31, 1998 and 1997, respectively.

  Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 1998 presentation.

 Investments

  The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

  Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan's effective interest rate.

  Real estate, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized losses on investments. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs.

  Policy loans are stated at unpaid principal balances.

  Short-term investments are stated at amortized cost, which approximates fair value.

 Derivative Instruments

  The Company uses derivative instruments to manage market risk through one of four principal risk management strategies: the hedging of invested assets, liabilities, portfolios of assets or liabilities and anticipated transactions. The Company's derivative strategy employs a variety of instruments including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options.

  The Company's derivative program is monitored by senior management. The Company's risk of loss is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments and, with respect to over-the-counter transactions, from the possible inability of counterparties to meet the terms of the contracts. The Company has strict policies regarding the financial stability and credit standing of its major counterparties.

  The Company's derivative instruments are designated as hedges and are highly correlated to the underlying risk at contract inception. The Company monitors the effectiveness of its hedges throughout the contract term using an offset ratio of 80 to 125 percent as its minimum acceptable threshold for hedge effectiveness. Derivative instruments that lose their effectiveness are marked to market through net investment income.

  Gains or losses on financial futures contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, recorded as an adjustment to the basis of the purchased assets or to the proceeds on disposition. Gains or losses on financial futures used in asset risk management are deferred and amortized into net investment income over the remaining term of the investment. Gains or losses on financial futures used in portfolio risk management are deferred and amortized into net investment income or policyholder benefits over the remaining life of the hedged sector of the underlying portfolio.

  Financial forward contracts that are entered into to purchase securities are marked to fair value through other comprehensive income, similar to the accounting for the investment security. Such contracts are accounted for at settlement by recording the purchase of the specified securities at fair value. Gains or losses resulting from the termination of forward contracts are recognized immediately as a component of net investment income.

  Interest rate and certain foreign currency swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the term of the swap agreement as an adjustment to net investment income or other expense. Gains or losses resulting from swap terminations are amortized over the remaining term of the underlying asset or liability. Gains and losses on swaps and certain foreign forward exchange contracts entered into in anticipation of investment transactions are deferred and, at the time of the ultimate investment purchase or disposition, reflected as an adjustment to the basis of the purchased assets or to the proceeds of disposition. In the event the asset or liability underlying a swap is disposed of, the swap position is closed immediately and any gain or loss is recorded as an adjustment to the proceeds from disposition.

  The Company periodically enters into collars, which consist of purchased put and written call options, to lock in unrealized gains on equity securities. Collars are marked to market through other comprehensive income, similar to the accounting for the underlying equity securities. Purchased interest rate caps and floors are used to offset the risk of interest rate changes related to insurance liabilities. Premiums paid on floors, caps and options are split into two components, time value and intrinsic value. Time value is amortized over the life of the applicable derivative instrument. The intrinsic value and any gains or losses relating to these derivative instruments adjust the basis of the underlying asset or liability and are recognized as a component of net investment income over the term of the underlying asset or liability being hedged as an adjustment to the yield.

 Cash and Cash Equivalents

  The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

 Property, Equipment and Leasehold Improvements

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from 20 to 40 years for real estate and 5 to 15 years for all other property and equipment. Accumulated depreciation on property and equipment and accumulated amortization of leasehold improvements was $1,048 at both December 31, 1998 and 1997. Related depreciation and amortization expense was $95, $103 and $78 for the years ended December 31, 1998, 1997 and 1996, respectively.

 Deferred Policy Acquisition Costs

  The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

  Deferred policy acquisition costs for property and liability insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

 Other Intangible Assets

  The excess of cost over the fair value of net assets acquired ("goodwill") and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over a period ranging from 10 to 30 years. The Company continually reviews goodwill to assess recoverability from future operations using undiscounted cash flows.

Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. The value of business acquired is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

                                 Value of Business Acquired       Goodwill
                                 --------------------------    ----------------
Years Ended December 31            1998      1997      1996    1998  1997  1996
-----------------------          --------  --------  --------  ----  ----  ----
Net Balance at January 1........ $    498  $    358  $    381  $884  $544  $377
Acquisitions....................       32       176         7    80   387   197
Amortization....................      (55)      (36)      (30)  (59)  (47)  (30)
                                 --------  --------  --------  ----  ----  ----
Net Balance at December 31...... $    475  $    498  $    358  $905  $884  $544
                                 ========  ========  ========  ====  ====  ====
December 31                        1998      1997              1998  1997
-----------                      --------  --------            ----  ----
Accumulated Amortization........ $    142  $     87            $207  $148
                                 ========  ========            ====  ====

 Future Policy Benefits and Policyholder Account Balances

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 2% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends, and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 5% to 8%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 4% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 8%.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 3% to 17%, less expenses, mortality charges and withdrawals.

  The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year such refinements are made.

 Recognition of Insurance Revenue and Related Benefits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

  Premiums related to universal life and investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

  Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

 Dividends to Policyholders

  Dividends to policyholders are determined annually by the Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 Participating Business

  Participating business represented approximately 21% and 22% of the Company's life insurance in-force, and 81% and 87% of the number of life insurance policies in-force, at December 31, 1998 and 1997, respectively. Participating policies represented approximately 39% and 40%, 41% and 41%, and 40% and 44% of gross and net life insurance premiums for the years ended December 31, 1998, 1997 and 1996, respectively.

 Income Taxes

  MetLife and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. Federal income tax return in accordance with the provisions of the Internal Revenue Code, as amended ("the Code"). Under the Code, the amount of Federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets and liabilities.

 Reinsurance

  The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

 Foreign Currency Translation

  Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are generally the functional currencies. Translation adjustments are charged or credited directly to other comprehensive income. Gains and losses from foreign currency transactions are reported in other expenses and were insignificant for all years presented.

 Extraordinary Item--Demutualization Expense

  On November 24, 1998, the Board of Directors authorized management to develop a plan to convert from a mutual life insurance company to a stock life insurance company (the "demutualization"). A final plan to convert to a publicly traded stock company is subject to the approval of the Board of Directors, the policyholders and the New York Superintendent of Insurance ("Superintendent"). The Department has not yet reviewed or approved any materials relating to the demutualization.

  The accompanying consolidated statements of income reflect an extraordinary charge of $4 (net of income taxes of $2) for the year ended December 31, 1998 related to costs associated with the demutualization.

Application of Accounting Pronouncements

  In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company is required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 is not expected to have a material effect on the Company's consolidated financial statements.

  In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated balance sheets as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133 are required to be reported in income. The Company is required to adopt SFAS 133 as of January 1, 2000. The Company is in the process of quantifying the impact of SFAS 133 on its consolidated financial statements.

  In April 1998, the AICPA issued SOP 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. The Company is required to adopt SOP 98-5 as of January 1, 1999. Adoption of SOP 98-5 is not expected to have a material effect on the Company's consolidated financial statements.

  In March 1998, the AICPA issued SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The Company is required to adopt SOP 98-1 as of January 1, 1999. Adoption of SOP 98-1 is not expected to have a material effect on the Company's consolidated financial statements.

  In December 1997, the AICPA issued SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. The Company is required to adopt SOP 97-3 as of January 1, 1999. Adoption of SOP 97-3 is not expected to have a material effect on the Company's consolidated financial statements.

  In 1998, the Company adopted SFAS 131, Disclosures About Segments of an Enterprise and Related Information ("SFAS 131"). SFAS 131 establishes standards for reporting financial information and related disclosures about products and services, geographic areas and major customers relating to operating segments in annual financial statements. Adoption of SFAS 131 had no effect on the Company's consolidated financial statements.

  In 1998, the Company adopted SFAS 130, Reporting Comprehensive Income ("SFAS 130"). SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in a financial statement that is displayed with the same prominence as other financial statements. Adoption of SFAS 130 had no effect on the Company's consolidated financial statements.

  In 1998, the Company adopted the provisions of SFAS 125 which were deferred by SFAS No. 127, Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125. The deferred provisions provide accounting and reporting standards related to repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of the provisions had the effect of increasing assets and liabilities by $3,769 at December 31, 1998 and increasing revenues and expenses by $266 for the year ended December 31, 1998.

2. INVESTMENTS

  The components of net investment income were as follows:

                                                   Years ended December 31,
                                                   ---------------------------
                                                     1998     1997      1996
                                                   --------  -------- --------
      Fixed maturities...........................  $  6,563  $ 6,445  $  6,042
      Equity securities..........................        78       50        60
      Mortgage loans on real estate..............     1,572    1,684     1,523
      Real estate and real estate joint ventures.     1,529    1,718     1,668
      Policy loans...............................       387      368       399
      Other limited partnership interests........       196      302       215
      Cash, cash equivalents and short-term
       investments                                      187      169       214
      Other......................................       841      368       401
                                                   --------  -------  --------
                                                     11,353   11,104    10,522
      Less: Investment expenses..................     1,125    1,613     1,544
                                                   --------  -------  --------
                                                    $10,228  $ 9,491   $ 8,978
                                                   ========  =======  ========

  Net realized investment gains, including changes in valuation allowances, were as follows:

                                                   Years ended December 31,
                                                   ---------------------------
                                                     1998     1997      1996
                                                   --------  -------- --------
      Fixed maturities...........................  $    573  $   118  $    234
      Equity securities..........................       994      224       101
      Mortgage loans on real estate..............        23       56       (86)
      Real estate and real estate joint ventures.       424      446       371
      Other limited partnership interests........        13       12      (129)
      Sale of subsidiaries.......................       531      139       --
      Other......................................        71       23       (33)
                                                   --------  -------  --------
                                                      2,629    1,018       458
      Amounts allocable to:
        Future policy benefit loss recognition...      (300)    (126)     (203)
        Deferred policy acquisition costs........      (240)     (70)       (4)
        Participating pension contracts..........       (68)     (35)      (20)
                                                   --------  -------  --------
                                                    $ 2,021  $   787  $    231
                                                   ========  =======  ========

  The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Fixed maturities.............................  $ 4,809  $ 4,766  $ 2,226
      Equity securities............................      832    1,605      563
      Other invested assets........................      125      294      474
                                                     -------  -------  -------
                                                       5,766    6,665    3,263
                                                     -------  -------  -------
      Amounts allocable to:
        Future policy benefit loss recognition.....   (2,248)  (2,189)  (1,219)
        Deferred policy acquisition costs..........     (902)  (1,147)    (420)
        Participating pension contracts............     (212)    (312)      (9)
      Deferred income taxes........................     (864)  (1,119)    (587)
                                                     -------  -------  -------
                                                      (4,226)  (4,767)  (2,235)
                                                     -------  -------  -------
                                                     $ 1,540  $ 1,898  $ 1,028
                                                     =======  =======  =======

The changes in net unrealized investment gains were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Balance at January 1.........................  $ 1,898  $ 1,028  $ 1,646
      Unrealized investment gains (losses) during
       the year....................................     (899)   3,402   (2,493)
      Unrealized investment (gains) losses relating
       to:
        Future policy benefit loss recognition.....      (59)    (970)     845
        Deferred policy acquisition costs..........      245     (727)     328
        Participating pension contracts............      100     (303)     341
      Deferred income taxes........................      255     (532)     361
                                                     -------  -------  -------
      Balance at December 31.......................  $ 1,540  $ 1,898  $ 1,028
                                                     =======  =======  =======
      Net change in unrealized investment gains....  $  (358) $   870  $  (618)
                                                     =======  =======  =======

 Fixed Maturities and Equity Securities

  Fixed maturities and equity securities at December 31, 1998 were as follows:

                                                            Gross
                                                Cost or   Unrealized  Estimated
                                               Amortized ------------   Fair
                                                 Cost     Gain   Loss   Value
                                               --------- ------- ---- ---------
Fixed Maturities:
  Bonds:
    U.S. Treasury securities and obligations
     of U.S. government corporations and
     agencies.................................  $ 6,640  $ 1,117 $ 10 $  7,747
    States and political subdivisions.........      597       26   --      623
    Foreign governments.......................    3,435      254   88    3,601
    Corporate.................................   46,377    2,471  260   48,588
    Mortgage and asset-backed securities         26,456      569   46   26,979
    Other.....................................   12,438    1,069  293   13,214
                                                -------  ------- ---- --------
                                                 95,943    5,506  697  100,752
    Redeemable preferred stocks...............       15      --   --        15
                                                -------  ------- ---- --------
                                                $95,958  $ 5,506 $697 $100,767
                                                =======  ======= ==== ========
  Equity Securities:
    Common stocks.............................  $ 1,286  $   923 $ 77 $  2,132
    Nonredeemable preferred stocks............      222        4   18      208
                                                -------  ------- ---- --------
                                                $ 1,508  $   927 $ 95 $  2,340
                                                =======  ======= ==== ========

  Fixed maturities and equity securities at December 31, 1997 were as follows:

                                                            Gross
                                                Cost or   Unrealized  Estimated
                                               Amortized ------------   Fair
                                                 Cost     Gain   Loss   Value
                                               --------- ------- ---- ---------
Fixed Maturities:
  Bonds:
    U.S. Treasury securities and obligations
     of U. S. government
     corporations and agencies................  $ 8,708  $ 1,010 $  2  $ 9,716
    States and political subdivisions.........      486       22   --      508
    Foreign governments.......................    3,420      371   52    3,739
    Corporate.................................   41,012    2,337  291   43,058
    Mortgage and asset-backed securities......   22,370      579   21   22,928
    Other.....................................   11,374      929  134   12,169
                                                -------  ------- ---- --------
                                                 87,370    5,248  500   92,118
    Redeemable preferred stocks...............      494       19    1      512
                                                -------  ------- ---- --------
                                                $87,864  $ 5,267 $501 $ 92,630
                                                =======  ======= ==== ========
Equity Securities:
    Common stocks.............................  $ 2,444  $ 1,716 $105 $  4,055
    Nonredeemable preferred stocks............      201        5   11      195
                                                -------  ------- ---- --------
                                                $ 2,645  $ 1,721 $116 $  4,250
                                                =======  ======= ==== ========

  The Company held foreign currency derivatives with notional amounts of $716 and $408 to hedge the exchange rate risk associated with foreign bonds at December 31, 1998 and 1997, respectively. The Company also held options with fair values of $(11) and $33 to hedge the market value of common stocks at December 31, 1998 and 1997, respectively.

  At December 31, 1998, fixed maturities held by the Company that were below investment grade or not rated by an independent rating agency totaled $8,289. At December 31, 1998, non-income producing fixed maturities were insignificant.

  The amortized cost and estimated fair value of bonds at December 31, 1998, by contractual maturity date, are shown below:

                                                                       Estimated
                                                             Amortized   Fair
                                                               Cost      Value
                                                             --------- ---------
      Due in one year or less............................... $  2,380  $  2,462
      Due after one year through five years.................   17,062    17,527
      Due after five years through 10 years.................   23,769    24,714
      Due after 10 years....................................   26,276    29,070
                                                             --------  --------
                                                               69,487    73,773
      Mortgage and asset-backed securities..................   26,456    26,979
                                                             --------  --------
                                                             $ 95,943  $100,752
                                                             ========  ========

  Fixed maturities not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  Sales of fixed maturities and equity securities were as follows:

                                                       Years ended December
                                                                31,
                                                      -----------------------
                                                       1998    1997    1996
                                                      ------- ------- -------
      Fixed maturities classified as available-for-
       sale:
        Proceeds..................................... $43,828 $67,454 $67,239
        Gross realized gains......................... $   928 $   672 $ 1,067
        Gross realized losses........................ $   355 $   558 $   842
      Fixed maturities classified as held-to-
       maturity:
        Proceeds..................................... $    -- $   352 $ 1,281
        Gross realized gains......................... $    -- $     5 $    10
        Gross realized losses........................ $    -- $     1 $     1
      Equity securities:
        Proceeds..................................... $ 3,085 $ 1,821 $ 2,069
        Gross realized gains......................... $ 1,125 $   293 $   150
        Gross realized losses........................ $   131 $    69 $    49

  During 1997, fixed maturities with an amortized cost of $11,682 were transferred from held-to-maturity to available-for-sale. Other comprehensive income at the date of reclassification was increased by $198 excluding the effects of deferred income taxes and policyholder related amounts.

  Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

 Securities Lending Program

  The Company participates in securities lending programs whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $4,005 and $6,068 and estimated fair value of $4,552 and $6,653 were on loan under the program at December 31, 1998 and 1997, respectively. The Company is liable for cash collateral of $3,769 at December 31, 1998. This liability is included in other liabilities. Rebates of $266 were paid and accrued on the cash collateral for the year ended

December 31, 1998. The rebates paid and accrued during 1998 are included in other operating costs and expenses. Security collateral is returnable on short notice and is not reflected in the consolidated financial statements.

 Statutory Deposits

  The Company had investment assets on deposit with regulatory agencies of $466 and $4,695 as of December 31, 1998 and 1997, respectively.

 Mortgage Loans on Real Estate

  Mortgage loans were categorized as follows:

                                                       December 31,
                                              ----------------------------------
                                                   1998              1997
                                              ----------------  ----------------
                                              Amount   Percent  Amount   Percent
                                              -------  -------  -------  -------
Commercial mortgage loans.................... $12,503     74%   $14,945     73%
Agriculture mortgage loans...................   4,256     25%     3,753     18%
Residential mortgage loans...................     241      1%       272      1%
Other loans..................................      --      --     1,512      8%
                                              -------  ------   -------   -----
                                               17,000    100%    20,482    100%
                                                       ======             =====
Less: Valuation allowances...................     173               289
                                              -------           -------
                                              $16,827           $20,193
                                              =======           =======

  Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 1998, approximately 15%,
9% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $606 and $725 at December 31, 1998 and 1997, respectively.

  Changes in mortgage loan valuation allowances were as follows:

                                               Years ended December
                                                        31,
                                              -------------------------
                                               1998     1997     1996
                                              -------  -------  -------
Balance at January 1......................... $   289  $  469   $   491
Additions....................................      40      61       144
Deductions for writedowns and dispositions...    (130)   (241)     (166)
Deductions for disposition of affiliates.....     (26)     --        --
                                              -------  ------   -------
Balance at December 31....................... $   173  $  289   $   469
                                              =======  ======   =======

  A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:

                                               December 31,
                                              ----------------
                                               1998     1997
                                              -------  -------
Impaired mortgage loans with valuation
 allowances.................................. $   823  $1,231
Impaired mortgage loans without valuation
 allowances..................................     375     306
                                              -------  ------
                                                1,198   1,537
Less: Valuation allowances...................     149     250
                                              -------  ------
                                              $ 1,049  $1,287
                                              =======  ======

  The average recorded investment in impaired mortgage loans on real estate was $1,282, $1,680 and $2,113 for the years ended December 31, 1998, 1997 and 1996, respectively. Interest income on impaired mortgages was $109, $110 and $119 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Restructured mortgage loans on real estate were $1,036 and $1,207 at December 31, 1998 and 1997, respectively. Interest income of $74, $91 and $135 was recognized on restructured loans for the years ended December 31, 1998, 1997 and 1996, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $87, $116 and $198 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Mortgage loans on real estate with scheduled payments 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $65 and $255 as of December 31, 1998 and 1997, respectively.

 Real Estate and Real Estate Joint Ventures

  Real estate and real estate joint ventures consisted of the following:

                                                               December 31,
                                                              ---------------
                                                               1998     1997
                                                              -------  ------
      Real estate and real estate joint ventures held-for-
       investment............................................ $ 6,301  $6,731
      Impairments............................................    (408)   (407)
                                                              -------  ------
                                                                5,893   6,324
                                                              -------  ------
      Real estate and real estate joint ventures held-for-
       sale..................................................     546     915
      Impairments............................................    (119)    (49)
      Valuation allowance....................................     (33)   (110)
                                                              -------  ------
                                                                  394     756
                                                              -------  ------
                                                              $ 6,287  $7,080
                                                              =======  ======

  Accumulated depreciation on real estate was $2,065 and $2,030 at December 31, 1998 and 1997, respectively. Related depreciation expense was $282, $338 and $348 for the years ended December 31, 1998, 1997 and 1996, respectively.

  Real estate and real estate joint ventures were categorized as follows:

                                                           December 31,
                                                  ------------------------------
                                                       1998            1997
                                                  --------------- --------------
                                                  Amount  Percent Amount Percent
                                                  ------- ------- ------ -------
      Office..................................... $ 4,265    68%  $4,730    67%
      Retail.....................................     640    10%     804    11%
      Apartments.................................     418     7%     406     6%
      Land.......................................     313     5%     346     5%
      Agriculture................................     195     3%     214     3%
      Other......................................     456     7%     580     8%
                                                  -------   ---   ------   ---
                                                  $ 6,287   100%  $7,080   100%
                                                  =======   ===   ======   ===

  The Company's real estate holdings are primarily located throughout the United States. At December 31, 1998, approximately 23%, 23% and 12% of the Company's real estate holdings were located in New York, California and Texas, respectively.

  Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                Years ended December 31,
                               ----------------------------
                                 1998      1997      1996
                               --------  --------  --------
      Balance at January 1.... $    110  $    661  $    924
      Additions charged
       (credited) to
       operations.............       (5)      (76)      127
      Deductions for
       writedowns and
       dispositions...........      (72)     (475)     (390)
                               --------  --------  --------
      Balance at December 31.. $     33  $    110  $    661
                               ========  ========  ========

  Investment income (expense) relating to impaired real estate and real estate joint ventures held-for-investment was $105, $28 and $(10) for the years ended December 31, 1998, 1997 and 1996, respectively. Investment income relating to real estate and real estate joint ventures held-for-sale was $3, $11 and $70 for the years ended December 31, 1998, 1997 and 1996, respectively. The carrying value of non-income producing real estate and real estate joint ventures was insignificant at December 31, 1998 and 1997, respectively.

  The Company owned real estate acquired in satisfaction of debt of $154 and $218 at December 31, 1998 and 1997, respectively.

 Direct Financing and Leveraged Leases

  Direct financing and leveraged leases, included in other invested assets, consisted of the following:

                                              December 31,
                              -------------------------------------------------
                              Direct Financing     Leveraged
                                   Leases           Leases           Total
                              -----------------  --------------  --------------
                               1998     1997      1998    1997    1998    1997
                              -----------------  ------  ------  ------  ------
Investment................... $   --  $   1,137  $1,067  $  851  $1,067  $1,988
Estimated residual values....     --        183     607     641     607     824
                              ------- ---------  ------  ------  ------  ------
                                  --      1,320   1,674   1,492   1,674   2,812
Unearned income..............     --       (261)   (471)   (428)   (471)   (689)
                              ------- ---------  ------  ------  ------  ------
Net investment............... $   --  $   1,059  $1,203  $1,064  $1,203  $2,123
                              ======= =========  ======  ======  ======  ======

  The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7% to 12%. These receivables are generally collateralized by the related property.

3. DERIVATIVE INSTRUMENTS

  The table below provides a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments (other than equity options) held at December 31, 1998 and 1997:

                                          1998                                  1997
                          ------------------------------------- -------------------------------------
                                             Current Market or                     Current Market or
                                                 Fair Value                            Fair Value
                                             ------------------                    ------------------
                          Carrying  Notional                    Carrying  Notional
                           Value     Amount  Assets Liabilities  Value     Amount  Assets Liabilities
                          --------  -------- ------ ----------- --------  -------- ------ -----------
Financial futures.......  $      3  $  2,190 $    8 $         6 $     10  $  2,262 $   17 $         7
Foreign exchange
 contracts..............       --        136    --            2      --        150      2         --
Interest rate swaps.....        (9)    1,621     17          50      (11)    1,464      9          28
Foreign currency swaps..        (1)      580      3          62      --        258      3          30
Caps....................       --      8,391    --          --       --      1,545     13         --
Options (fixed income)..       --        --     --          --         2       275    --            2
                          --------  -------- ------ ----------- --------  -------- ------ -----------
Total contractual
 commitments............  $     (7) $ 12,918 $   28 $       120 $      1  $  5,954 $   44 $        67
                          ========  ======== ====== =========== ========  ======== ====== ===========

  The following is a reconciliation of the notional amounts by derivative type and strategy as of December 31, 1998 and 1997:

                          December 31, 1997           Terminations/ December 31, 1998
                           Notional Amount  Additions  Maturities    Notional Amount
                          ----------------- --------- ------------- -----------------
BY DERIVATIVE TYPE
Financial futures.......       $2,262        $25,073    $(25,145)        $ 2,190
Foreign exchange
 contracts..............          150          1,231      (1,245)            136
Interest rate swaps.....        1,464            788        (631)          1,621
Foreign currency swaps..          258            386         (64)            580
Caps....................        1,545          8,250      (1,404)          8,391
Options (fixed income)..          275            --         (275)            --
                               ------        -------    --------         -------
Total contractual
 commitments............       $5,954        $35,728    $(28,764)        $12,918
                               ======        =======    ========         =======
BY STRATEGY
Liability hedging.......       $1,860        $ 8,419    $ (1,538)        $ 8,741
Invested asset hedging..          817          1,666      (1,619)            864
Portfolio hedging.......        2,787         25,643     (25,600)          2,830
Anticipated transaction
 hedging................          490            --           (7)            483
                               ------        -------    --------         -------
Total contractual
 commitments............       $5,954        $35,728    $(28,764)        $12,918
                               ======        =======    ========         =======

  The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 1998:

                                             Remaining Life
                                 ---------------------------------------
                                                       After Five
                                           After One      Years    After
                                 One Year Year Through Through Ten  Ten
                                 or Less   Five Years     Years    Years  Total
                                 -------- ------------ ----------- ----- -------
Financial futures..............    $2,190 $        --  $       --  $ --  $ 2,190
Foreign exchange contracts.....       136          --          --    --      136
Interest rate swaps............       470          774         162   215   1,621
Foreign currency swaps.........        39          182         343    16     580
Caps...........................     1,875        6,496          20   --    8,391
                                 -------- ------------ ----------- ----- -------
Total contractual commitments..    $4,710 $      7,452 $       525 $ 231 $12,918
                                 ======== ============ =========== ===== =======

  In addition to the derivative instruments above, the Company uses equity option contracts as invested asset hedges. There were 92 thousand and 7 million equity option contracts outstanding with carrying values of $(11) and $27 and market values of $(11) and $33, as of December 31, 1998 and 1997, respectively. The outstanding contracts have a remaining life of one year or less as of December 31, 1998.

4. REINSURANCE

  The Company assumes and cedes insurance with other insurance companies. The Company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The amounts in the consolidated statements of income are presented net of reinsurance ceded.

  The Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to diversify its risk portfolio.

  The effects of reinsurance were as follows:

                                                      Years ended December
                                                               31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
      Direct premiums............................... $12,763  $12,728  $12,452
      Reinsurance assumed...........................     409      360      508
      Reinsurance ceded.............................  (1,669)  (1,810)  (1,615)
                                                     -------  -------  -------
      Net premiums.................................. $11,503  $11,278  $11,345
                                                     =======  =======  =======
      Reinsurance recoveries netted against
       policyholder benefits........................ $ 1,751  $ 1,648  $ 1,667
                                                     =======  =======  =======

  Reinsurance recoverables, included in other receivables, were $2,956 and $1,511 at December 31, 1998 and 1997, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $105 and $158 at December 31, 1998 and 1997, respectively.

  The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                                       Years ended December
                                                                31,
                                                      -------------------------
                                                       1998     1997     1996
                                                      -------  -------  -------
      Balance at January 1........................... $ 3,655  $ 3,345  $ 3,296
        Reinsurance recoverables.....................    (229)    (215)    (214)
                                                      -------  -------  -------
      Net balance at January 1.......................   3,426    3,130    3,082
                                                      -------  -------  -------
      Incurred related to:
        Current year.................................   2,726    2,855    2,951
        Prior years..................................    (245)      88     (114)
                                                      -------  -------  -------
                                                        2,481    2,943    2,837
                                                      -------  -------  -------
      Paid related to:
        Current year.................................  (1,967)  (1,832)  (1,998)
        Prior years..................................    (853)    (815)    (791)
                                                      -------  -------  -------
                                                       (2,820)  (2,647)  (2,789)
                                                      -------  -------  -------
      Balance at December 31.........................   3,087    3,426    3,130
        Add: Reinsurance recoverables................     233      229      215
                                                      -------  -------  -------
      Balance at December 31......................... $ 3,320  $ 3,655  $ 3,345
                                                      =======  =======  =======

5. INCOME TAXES

  The provision for income taxes was as follows:

                                                               Years ended
                                                               December 31,
                                                             ------------------
                                                              1998   1997  1996
                                                             ------  ----  ----
      Current:
        Federal............................................. $  821  $424  $346
        State and local.....................................     60    10    25
        Foreign.............................................     99    26    27
                                                             ------  ----  ----
                                                                980   460   398
                                                             ------  ----  ----
      Deferred:
        Federal.............................................   (178)  (26)   66
        State and local.....................................     (8)    9     6
        Foreign.............................................    (54)   25    12
                                                             ------  ----  ----
                                                              (240)     8    84
                                                             ------  ----  ----
      Provision for income taxes............................ $  740  $468  $482
                                                             ======  ====  ====

  Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                                              Years ended
                                                              December 31,
                                                           --------------------
                                                            1998    1997   1996
                                                           ------  ------  ----
      Tax provision at U.S. statutory rate................ $  730  $  585  $492
      Tax effect of:
        Tax exempt investment income......................    (40)    (30)  (18)
        Goodwill..........................................      5       9    --
        Surplus tax.......................................     18     (40)   38
        State and local income taxes......................     31      15    23
        Foreign operations................................     12       7    (7)
        Tax credits.......................................    (25)    (15)  (15)
        Prior year taxes..................................      4      (2)  (46)
        Sale of subsidiaries..............................    (19)    (41)   --
        Other, net........................................     24     (20)   15
                                                           ------  ------  ----
      Provision for income taxes.......................... $  740  $  468  $482
                                                           ======  ======  ====

  Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                           December 31,
                                                           --------------
                                                            1998    1997
                                                           ------  ------
      Deferred income tax assets:
        Policyholder liabilities and receivables.......... $3,239  $3,174
        Net operating losses..............................     22      33
        Employee benefits.................................    174     187
        Non-deductible liabilities........................    441     162
        Other, net........................................    158     223
                                                           ------  ------
                                                            4,034   3,779
        Less: Valuation allowance.........................     21      24
                                                           ------  ------
                                                            4,013   3,755
                                                           ------  ------
      Deferred income tax liabilities:
        Investments.......................................  1,417   1,118
        Deferred policy acquisition costs.................  1,774   1,890
        Net unrealized investment gains...................    864   1,119
        Other, net........................................     18     100
                                                           ------  ------
                                                            4,073   4,227
                                                           ------  ------
      Net deferred income tax liability................... $  (60) $ (472)
                                                           ======  ======

  Foreign net operating loss carryforwards generated a deferred income tax benefit of $21. The Company has recorded a valuation allowance related to these tax benefits. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for foreign net operating loss carryforwards will not be realized. The benefit will be recognized at such time management believes that it is more likely than not that the portion of the deferred income tax asset is realizable.

  The sources of deferred income tax expense (benefit) and their tax effects were as follows:

                                                                Years ended
                                                               December 31,
                                                              -----------------
                                                              1998   1997  1996
                                                              -----  ----  ----
      Policyholder liabilities and receivables............... $ (65) $(93) $ 27
      Net operating losses...................................    11     5   (19)
      Investments............................................   230   245    (6)
      Deferred policy acquisition costs......................  (116)  (51)   55
      Employee benefits......................................    13   (40)   (4)
      Non-deductible liabilities.............................  (279)  (66)  (24)
      Change in valuation allowances.........................    (3)   10     4
      Other, net.............................................   (31)   (2)   51
                                                              -----  ----  ----
                                                              $(240) $  8  $ 84
                                                              =====  ====  ====

  The Company has been audited by the Internal Revenue Service for the years through and including 1993. The Company is being audited for the years 1994, 1995 and 1996. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

6. EMPLOYEE BENEFIT PLANS

 Pension Benefit and Other Benefit Plans

  The Company is both the sponsor and administrator of defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. Retirement benefits are based upon years of credited service and final average earnings history.

  The Company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

                                                     December 31,
                                           ------------------------------------
                                           Pension Benefits    Other Benefits
                                           ------------------  ----------------
                                             1998      1997     1998     1997
                                           --------  --------  -------  -------
Change in projected benefit obligation:
Projected benefit obligation at beginning
 of year.................................  $  3,523  $  3,268  $ 1,763  $ 1,773
Service cost.............................        88        73       31       30
Interest cost............................       254       244      114      122
Actuarial gain...........................       205       160      (74)     (57)
Divestitures, curtailments and
 terminations............................        24        (9)     (13)       2
Change in benefits.......................        12         6      --        (2)
Benefits paid............................      (245)     (219)    (113)    (105)
                                           --------  --------  -------  -------
Projected benefit obligation at end of
 year....................................     3,861     3,523    1,708    1,763
                                           --------  --------  -------  -------
Change in plan assets:
Contract value of plan assets at
 beginning of year.......................     3,982     3,628    1,004      897
Actual return on plan assets.............       671       566      171      128
Employer contribution....................        15         7       61       84
Benefits paid............................      (245)     (219)    (113)    (105)
Other payments...........................      (100)      --       --       --
                                           --------  --------  -------  -------
Contract value of plan assets at end of
 year....................................     4,323     3,982    1,123    1,004
                                           --------  --------  -------  -------
Over (under) funded......................       462       459     (585)    (759)
Unrecognized net asset at transition.....       (95)     (140)      --       --
Unrecognized net actuarial gains.........       (81)     (109)    (322)    (171)
Unrecognized prior service cost..........       144       150       (3)      (2)
                                           --------  --------  -------  -------
Prepaid (accrued) benefit cost...........  $    430  $    360  $  (910) $  (932)
                                           ========  ========  =======  =======
Qualified plan prepaid pension cost......  $    546  $    516  $   --   $   --
Non-qualified plan accrued pension cost..      (116)     (156)     --       --
                                           --------  --------  -------  -------
Prepaid benefit cost.....................  $    430  $    360  $   --   $   --
                                           ========  ========  =======  =======

  The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                             Qualified Plan  Non-Qualified Plan        Total
                             --------------- ------------------    -------------
                              1998    1997     1998       1997      1998   1997
                             ------- ------- ---------  ---------  ------ ------
Aggregate projected benefit
 obligation................  $ 3,638 $ 3,170 $     223  $     353  $3,861 $3,523
Aggregate contract value of
 plan assets (principally
 Company contracts)........    4,323   3,831       --         151   4,323  3,982
                             ------- ------- ---------  ---------  ------ ------
Over (under) funded........  $   685 $   661 $    (223) $    (202) $  462 $  459
                             ======= ======= =========  =========  ====== ======

  The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                      Pension Benefits       Other Benefits
                                    --------------------- --------------------
Weighted average assumptions as of
December 31,                          1998       1997       1998      1997
----------------------------------  --------- ----------- -------- -----------
Discount rate...................... 7%-7.25%  7.25%-7.75%    7%    7.25%-7.75%
Expected return on plan assets.....   8.5%       8.75%    7.25%-9%    8.75%
Rate of compensation increase...... 4.5%-8.5%  4.5%-8.5%    n/a        n/a

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was 6.5% per year for pre-Medicare eligible claims and 6% for Medicare eligible claims in 1998. The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9% in 1997, gradually decreasing to 5.25% over 5 years.

  Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                               One      One
                                                             Percent  Percent
                                                             Increase Decrease
                                                             -------- --------
      Effect on total of service and interest cost
       components...........................................   $ 16     $ 18
      Effect on accumulated postretirement benefit
       obligation...........................................   $124     $183

  The components of periodic benefit costs were as follows:

                                         Pension Benefits     Other Benefits
                                         -------------------  ----------------
                                         1998   1997   1996   1998  1997  1996
                                         -----  -----  -----  ----  ----  ----
Service cost............................ $  88  $  73  $  77  $ 31  $ 30  $ 41
Interest cost...........................   254    244    232   114   122   127
Expected return on plan assets..........  (330)  (318)  (273)  (79)  (66)  (58)
Amortization of prior actuarial (gain)
 loss...................................   (11)    (5)   (12)  (12)   (4)    2
Curtailment (credit) cost...............   (10)   --     --      4   --    --
                                         -----  -----  -----  ----  ----  ----
Net periodic benefit cost (credit)...... $  (9) $  (6) $  24  $ 58  $ 82  $112
                                         =====  =====  =====  ====  ====  ====

 Savings and Investment Plans

  The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $43, $44 and $42 for the years ended December 31, 1998, 1997 and 1996, respectively.

7. LEASES

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and subrental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                     Gross
                                                    Rental Sublease  Rental
                                                    Income  Income  Payments
                                                    ------ -------- --------
         1999...................................... $1,213   $10      $126
         2000......................................  1,150    11       109
         2001......................................  1,052    11        94
         2002......................................    942    10        72
         2003......................................    787     9        51
         Thereafter................................  2,636    35       242

8. DEBT

  Debt consisted of the following:

                                                                   December 31,
                                                                  --------------
                                                                   1998    1997
                                                                  ------- ------
MetLife:
  6.300% surplus notes due 2003.................................. $   397 $  397
  7.000% surplus notes due 2005..................................     249    249
  7.700% surplus notes due 2015..................................     198    198
  7.450% surplus notes due 2023..................................     296    296
  7.875% surplus notes due 2024..................................     148    148
  7.800% surplus notes due 2025..................................     248    248
  Other..........................................................     207    436
                                                                  ------- ------
                                                                    1,743  1,972
                                                                  ------- ------
  Investment Related:
    Exchangeable subordinated debt, interest based on LIBOR plus
     factors, due 1999...........................................     212    374
    Exchangeable subordinated debt, interest rates ranging from
     4.90% to 6.18%, due 2001
     and 2002....................................................     371    --
                                                                  ------- ------
                                                                      583    374
                                                                  ------- ------
Total MetLife....................................................   2,326  2,346
                                                                  ------- ------
Nvest:
  7.060% senior notes due 2003...................................     110    110
  7.290% senior notes due 2007...................................     160    160
                                                                  ------- ------
                                                                      270    270
                                                                  ------- ------
Other Companies:
  Fixed rate notes, interest rates ranging from 6.96% to 8.51%,
   maturity dates ranging from 1999 to 2008                           179    --
  Floating rate notes, interest based on LIBOR plus factors......     --     146
  Other..........................................................     128    122
                                                                  ------- ------
                                                                      307    268
                                                                  ------- ------
Total long-term debt.............................................   2,903  2,884
Total short-term debt............................................   3,585  4,587
                                                                  ------- ------
                                                                  $ 6,488 $7,471
                                                                  ======= ======

  Short-term debt consisted of commercial paper with a weighted average interest rate of 5.31% and 5.75% and a weighted average maturity of 44 and 71 days as of December 31, 1998 and 1997, respectively.

  The Company maintains an unsecured credit facility of $2,000 under which bank loans and other short-term debt are drawn. This facility is maintained for general corporate purposes and to provide additional support to the Company's commercial paper program. At December 31, 1998 there were no outstanding borrowings under the facility.

  Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the Superintendent. Subject to the prior approval of the Superintendent, the 7.45% surplus notes may be redeemed, in whole or in part, at the election of the Company at any time on or after November 1, 2003.

  The exchangeable subordinated debt is payable in cash or by the delivery of the underlying common stock collateral owned by the Company. The value ascribed to the common stock at the date of delivery is the greater of the market value at the date of the debt issuance or date of delivery. The debt provides for additional interest if the market value of the common stock appreciates above certain levels at the date of delivery as compared with the market value at the date of issuance.

  The aggregate maturities of long-term debt are $413 in 1999, $45 in 2000, $191 in 2001, $221 in 2002, $527 in 2003 and $1,518 thereafter.

  Interest expense related to the Company's outstanding indebtedness was $333, $344 and $311, for the years ended December 31, 1998, 1997 and 1996, respectively.

9. COMMITMENTS AND CONTINGENCIES

 Litigation

  The Company and certain of its subsidiaries are currently defendants in approximately 400 lawsuits, including over 40 putative or certified class action lawsuits, raising allegations of improper marketing and sales of individual life insurance or annuities (hereafter "sales practices claims"). Two of these putative class actions are filed in Canada and the remainder are filed in the United States. These cases are brought by or on behalf of policyholders and others and allege, among other claims, that individual life insurance policies were improperly sold in replacement transactions or with inadequate or inaccurate disclosure concerning the period for which premiums would be payable, or were misleadingly sold as savings or retirement plans. The classes proposed in the pending class actions are defined broadly enough, in the aggregate, to include a substantial number of active and lapsed policyholders who purchased individual life insurance policies from the Company during the 1980's and 1990's. In California, Ohio and West Virginia, courts have certified or deemed certifiable classes on behalf of policyholders in those states who allegedly did not receive proper notice of replacement. A Federal Court in Massachusetts has certified a mandatory class involving certain former policyholders of New England Mutual Life Insurance Company which merged into the Company in 1996. The United States Court of Appeals remanded the case to the trial court for further consideration. A number of the sales practices claims pending in federal courts have been consolidated as a multidistrict proceeding for pre-trial purposes in the United States District Court for the Western District of Pennsylvania and, as to former New England Mutual Life Insurance Company policyholders, in the United States District Court in Massachusetts. In another case, a New York federal court has certified or conditionally certified some subclasses of purchasers of the Company's policies and annuity contracts outside the United States. While most of these cases are in the early stages of litigation, they seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sale of individual life insurance may be commenced in the future.

  Regulatory authorities in a small number of states, including both insurance departments and attorneys general, have ongoing investigations of the Company's sales of individual life insurance or annuities, including investigations of alleged improper replacement transactions and alleged improper sales of insurance with inaccurate or inadequate disclosures as to the period for which premiums would be payable. Over the past several years, a number of investigations by other regulatory authorities have been resolved by the Company for monetary payments and certain other relief.

  The Company is also a defendant in numerous lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. The Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits, currently numbering in the thousands, have principally been based upon allegations relating to certain research, publication and other activities of one or more of the Company's employees during the period from the 1920's through approximately the 1950's and alleging that the Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Legal theories asserted against the Company have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. While the Company believes it has meritorious defenses to these claims, and has not suffered any adverse judgments in respect thereof, most of the cases have been resolved by settlements. The Company intends to continue to exercise its best judgment regarding settlement or defense of such cases. The number of such cases that may be brought or the aggregate amount of any liability that may ultimately be incurred by the Company is uncertain. Significant portions of amounts paid in settlement of such cases have been funded with proceeds from a previously resolved dispute with its primary, umbrella and first level excess liability insurance carriers. The Company is presently in litigation with several of its excess liability insurers regarding amounts payable under the Company's policies with respect to coverage for these claims.

  The Company believes that the claims and the amount of damages asserted in the aforementioned sales practices and asbestos personal injury litigations are without merit, and it intends to continue to defend its interests vigorously.

  During 1998, the Company obtained certain excess reinsurance and insurance policies providing coverage for risks associated primarily with sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products. In 1998, the Company recorded a charge of $1,715, included in other expenses, for related insurance and reinsurance premiums and for potential liabilities related to certain of these claims.

  Various litigation, claims and assessments against the Company, in addition to the aforementioned and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including in connection with its activities as an insurer, employer, investor and taxpayer. Further, state insurance regulatory authorities and other authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  In certain of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's financial position. However, given the large and/or indeterminable amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results in particular quarterly or annual periods.

 Year 2000

  The Year 2000 issue is the result of the widespread use of computer programs written using two digits (rather than four) to define the applicable year. Such programming was a common industry practice designed to avoid the significant costs associated with additional mainframe capacity necessary to accommodate a four-digit year field. As a result, any of the Company's computer systems that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major system failures or miscalculations. The Company has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 issue and has developed and implemented a plan to resolve the issue. The Company currently believes that, with modifications to existing software and converting to new software, the Year 2000 issue will not pose significant operational problems for the Company's computer systems. However, if such modifications and conversions are not completed on a timely basis, the Year 2000 issue may have a material impact on the operations of the Company. Furthermore, even if the Company completes such modifications and conversions on a timely basis, there can be no assurance that the failure by vendors or other third parties to solve the Year 2000 issue will not have a material impact on the operations of the Company. The Company estimates the total cost to resolve its Year 2000 problem to be approximately $210 (unaudited) of which approximately $149 has been incurred through December 31, 1998.

 Guaranty Funds

  Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of $35, $23 and $25 in 1998, 1997 and 1996, respectively, of which $24, $20 and $19 were estimated to be credited against future premium taxes.

10. OTHER EXPENSES

  Other expenses were comprised of the following:

                                                        Years ended December
                                                                31,
                                                       ------------------------
                                                        1998     1997    1996
                                                       -------  ------  -------
        Compensation.................................. $ 2,478  $2,072  $ 1,813
        Commissions...................................     902     766      722
        Interest and debt issue costs.................     379     453      311
        Amortization of policy acquisition costs......     587     771      633
        Capitalization of policy acquisition costs....  (1,025) (1,000)  (1,028)
        Rent, net of sublease.........................     155     179      183
        Minority interest.............................      67      56       30
        Restructuring charge..........................      81     --       --
        Other.........................................   4,494   2,637    2,091
                                                       -------  ------  -------
                                                       $ 8,118  $5,934  $ 4,755
                                                       =======  ======  =======

11. DISCONTINUED OPERATIONS

  The 1996 loss from discontinued operations resulted from the finalization of the transfer of certain group medical contracts in connection with the Company's disposal of its group medical benefits business during 1995. The components of discontinued operations for the year ended December 31, 1996 were as follows:

        Loss from discontinued operations, net of
         income tax benefit of $18........................................ $ 52
        Loss on disposal of discontinued operations, net of
         income tax benefit of $11........................................   19
                                                                           ----
        Loss from discontinued operations................................. $ 71
                                                                           ====

12. CONSOLIDATED CASH FLOW INFORMATION

  During 1998, the Company sold MetLife Capital Holdings, Inc. (a commercial financing company) and substantially all of its Canadian and Mexican insurance operations, which resulted in realized investment gains of $531. During 1997, the Company sold its United Kingdom insurance operations, which resulted in a realized investment gain of $139. Such sales caused a reduction in assets by $10,663 and $4,342 and liabilities by $3,691 and $4,207 in 1998 and 1997, respectively.

  In 1997, the Company also acquired assets of $3,777 and assumed liabilities of $3,347, through the acquisition of certain insurance and noninsurance companies. The aggregate purchase prices were allocated to the assets and liabilities acquired based upon their estimated fair values.

  Real estate of $69, $151 and $189 was acquired in satisfaction of debt for the years ended December 31, 1998, 1997 and 1996, respectively.

13. FAIR VALUE INFORMATION

  The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  Amounts related to the Company's financial instruments were as follows:

                                                                       Estimated
                                                     Notional Carrying   Fair
                                                      Amount   Value     Value
December 31, 1998                                    -------- -------- ---------
Assets:
  Fixed maturities..................................   $      $100,767 $100,767
  Equity securities.................................             2,340    2,340
  Mortgage loans on real estate.....................            16,827   17,793
  Policy loans......................................             5,600    6,143
  Short-term investments............................             1,369    1,369
  Cash and cash equivalents.........................             3,301    3,301
  Mortgage loan commitments.........................    472        --        14
Liabilities:
  Policyholder account balances.....................            37,088   37,304
  Short-term debt...................................             3,585    3,585
  Long-term debt....................................             2,903    2,995
                                                                       Estimated
                                                     Notional Carrying   Fair
                                                      Amount   Value     Value
December 31, 1997                                    -------- -------- ---------
Assets:
  Fixed maturities..................................   $      $ 92,630 $ 92,630
  Equity securities.................................             4,250    4,250
  Mortgage loans on real estate.....................            20,193   21,084
  Policy loans......................................             5,846    6,110
  Short-term investments............................               679      679
  Cash and cash equivalents.........................             2,911    2,911
  Mortgage loan commitments.........................    334        --         4
Liabilities:
  Policyholder account balances.....................            37,034   37,265
  Short-term debt...................................             4,587    4,587
  Long-term debt....................................             2,884    2,939

  The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

 Fixed Maturities and Equity Securities

  The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities in which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

 Mortgage Loans on Real Estate and Mortgage Loan Commitments

  Fair values for mortgage loans on real estate and mortgage loan commitments are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

 Policy Loans

  Fair values for policy loans are estimated by discounting expected future cash flows using U.S. treasury rates to approximate interest rates and the Company's past experiences to project patterns of loan accrual and repayment characteristics.

 Cash and Cash Equivalents and Short-term Investments

  The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

 Policyholder Account Balances

  The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

 Short-term and Long-term Debt

  The fair values of short-term and long-term debt are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

 Derivative Instruments

  The fair value of derivative instruments, including financial futures, financial forwards, interest rate and foreign currency swaps, floors, foreign exchange contracts, caps and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

14. STATUTORY FINANCIAL INFORMATION

  The reconciliation of MetLife's statutory surplus and net change in statutory surplus, determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities, with equity and net income determined in conformity with generally accepted accounting principles were as follows:

                                                        December 31,
                                                       ----------------
                                                        1998     1997
                                                       -------  -------
Statutory surplus..................................... $ 7,388  $ 7,378
GAAP adjustments for:
  Future policy benefits and policyholder account
   balances...........................................  (6,830)  (6,807)
  Deferred policy acquisition costs...................   6,560    6,438
  Deferred income taxes...............................     295     (242)
  Valuation of investments............................   3,981    3,474
  Statutory asset valuation reserves..................   3,381    3,854
  Statutory interest maintenance reserve..............   1,486    1,261
  Surplus notes.......................................  (1,595)  (1,555)
  Other, net..........................................     201      206
                                                       -------  -------
Equity................................................ $14,867  $14,007
                                                       =======  =======
                                                       Years ended December
                                                                31,
                                                       -----------------------
                                                        1998     1997    1996
                                                       -------  -------  -----
Net change in statutory surplus....................... $    10  $   227  $ 366
GAAP adjustments for:
  Future policy benefits and policyholder account
   balances...........................................     127      (38)  (165)
  Deferred policy acquisition costs...................     224      149    391
  Deferred income taxes...............................     234       62    (74)
  Valuation of investments............................   1,158     (387)   (84)
  Statutory asset valuation reserves..................    (461)   1,136    599
  Statutory interest maintenance reserve..............     312       53     19
  Other, net..........................................    (261)       1   (199)
                                                       -------  -------  -----
Net income............................................ $ 1,343  $ 1,203  $ 853
                                                       =======  =======  =====

15. SEPARATE ACCOUNTS

  Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $39,490 and $32,893 at December 31, 1998 and 1997, respectively, in which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $18,578 and $15,445 at December 31, 1998 and 1997, respectively, in which MetLife contractually guarantees either a minimum return or account value to the policyholder.

  Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $413, $287 and $216 in 1998, 1997 and 1996, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rate credited on these contracts was 7% at December 31, 1998. The assets that support these liabilities were comprised of $16,639 in fixed maturities as of December 31, 1998. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, these investment products carry a graded surrender charge as well as a market value adjustment.

16. OTHER COMPREHENSIVE INCOME

  The following tables set forth the reclassification adjustments required for the years ended December 31, 1998, 1997 and 1996 to avoid double-counting in comprehensive income items that are included as part of net income for the current year that have been reported as a part of other comprehensive income in the current or prior year:

                                                       1998     1997     1996
                                                      -------  -------  -------
Holding gains (losses) on investments arising during
 the year...........................................  $ 1,556  $ 4,479  $(1,494)
Income tax effect of holding gains or losses........     (646)  (1,698)     550
Transfer of securities from held-to-maturity to
 available-for-sale:
  Holding gains on investments......................       --      198       --
  Income tax effect.................................       --      (75)      --
Reclassification adjustments:
  Realized holding gains included in current year
   net income.......................................   (2,043)    (868)    (367)
  Amortization of premium and discount on
   investments......................................     (411)    (406)    (631)
  Realized holding gains (losses) allocated to other
   policyholder amounts.............................      608      231      227
  Income tax effect.................................      766      394      285
Allocation of holding (gains) losses on investments
 relating to other
 policyholder amounts...............................     (322)  (2,231)   1,286
Income tax effect of allocation of holding gains and
 losses to other
 policyholder amounts...............................      134      846     (474)
                                                      -------  -------  -------
Net unrealized investment (losses) gains............     (358)     870     (618)
                                                      -------  -------  -------
Foreign currency translation adjustments arising
 during the year....................................     (115)     (46)      (6)
Reclassification adjustment for sale of investment
 in foreign operation...............................        2       (3)      --
                                                      -------  -------  -------
Foreign currency translation adjustment.............     (113)     (49)      (6)
                                                      -------  -------  -------
Minimum pension liability adjustment................      (12)      --       --
                                                      -------  -------  -------
Other comprehensive (loss) income...................  $  (483) $   821  $  (624)
                                                      =======  =======  =======

17. RESTRUCTURING

  During 1998, the Company restructured headquarters operations and consolidated certain agencies and other operations. The impacts of these actions on a segment basis are as follows:

                                                  Severance
                                                 and Related   Facility
                                       Number of Termination Consolidation
                                       Positions    Costs        Costs     Total
                                       --------- ----------- ------------- -----
Individual............................     488       $15          $16       $31
Institutional.........................     320         8            2        10
Auto & Home...........................     357         4           --         4
Corporate and Other...................   1,102        30            6        36
                                         -----       ---          ---       ---
                                         2,267       $57          $24       $81
                                         =====       ===          ===       ===

  These programs are expected to be completed by the third quarter of 1999. As of December 31, 1998, $28 of these restructuring costs had been paid and the unpaid balance was $53.

18. BUSINESS SEGMENT INFORMATION

  The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe and Asia. The Company's business is divided into six segments: Individual, Institutional, Auto & Home, International, Asset Management and Corporate. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

  Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care and dental insurance and other insurance products and services. Auto & Home provides insurance coverages including private passenger automobile, homeowners and personnel excess liability insurance. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals. Asset Management provides a broad variety of asset management products and services to individuals and institutions such as mutual funds for savings and retirement needs, commercial real estate advisory and management services, and institutional and retail investment management. Through its Corporate segment, the Company reports items that are not allocated to any of the business segments.

  Set forth in the tables below is certain financial information with respect to the Company's operating segments for the years ended December 31, 1998, 1997 and 1996. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company has divested operations that did not meet targeted rates of return, including its medical insurance operations, commercial leasing business, and insurance operations in the United Kingdom and substantially all of its Canadian operations. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates non-recurring items to the Corporate segment.

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1998      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,381      $ 5,101    $1,403     $ 618       $  --     $   --       $   --     $11,503
Universal life and
 investment-type product
 policy fees                   817          475        --        68          --         --           --       1,360
Net investment income...     5,501        3,864        81       343          76        808         (445)     10,228
Other revenues..........       523          574        36        33         814         35          (50)      1,965
Net realized investment
 gains..................       663          552       122       117          --        683         (116)      2,021
Policyholder benefits
 and claims.............     4,659        6,373       869       597          --        (10)          --      12,488
Interest credited to
 policyholder account
 balances...............     1,443        1,199        --        89          --         --           --       2,731
Policyholder dividends..     1,447          142        --        64          --         --           --       1,653
Other expenses..........     2,609        1,592       546       352         799      2,632         (412)      8,118
Income before provision
 for income taxes.......     1,727        1,260       227        77          91     (1,096)        (199)      2,087
Income after provision
 for income taxes.......     1,091          833       161        56          47       (675)        (166)      1,347
Total assets............   103,974       88,356     2,771     3,432       1,165     20,652       (5,004)    215,346
Deferred policy
 acquisition costs......     6,255           43        57       205          --         --           --       6,560
Separate account assets.    23,038       35,286        --        26          --         --           --      58,350
Policyholder
 liabilities............    71,989       49,045     1,477     2,043          --          1         (352)    124,203
Separate account
 liabilities............   $23,013      $35,029    $   --     $  26       $  --     $   --       $   --     $58,068

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1997      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,327      $ 4,689    $1,354     $ 908       $  --     $   --       $   --     $11,278
Universal life and
 investment-type product
 policy fees............       855          426        --       137          --         --           --       1,418
Net investment income...     4,754        3,754        71       504          87        895         (574)      9,491
Other revenues..........       338          357        25        54         682         19           16       1,491
Net realized investment
 gains..................       356           45         9       142          --        326          (91)        787
Policyholder benefits
 and claims.............     4,597        5,934       834       869          --         --           --      12,234
Interest credited to
 policyholder account
 balances...............     1,428        1,319        --       137          --         --           --       2,884
Policyholder dividends..     1,340          305        --        97          --         --           --       1,742
Other expenses..........     2,384        1,178       520       497         679      1,118         (442)      5,934
Income before provision
 for income taxes.......       881          535       105       145          90        122         (207)      1,671
Income after provision
 for income taxes.......       603          339        74       126          52        210         (201)      1,203
Total assets............    95,990       83,481     2,542     7,412       1,147     18,494       (6,290)    202,776
Deferred policy
 acquisition costs......     5,912           40        56       428          --         --           --       6,436
Separate account assets.    17,368       30,732        --       520          --         --           --      48,620
Policyholder
 liabilities............    70,686       49,550     1,509     5,615          --          1           (3)    127,358
Separate account
 liabilities............   $17,345      $30,473    $   --     $ 520       $  --     $   --       $   --     $48,338

                                                    Auto
At or for the year ended                             &                    Asset              Consolidation/
   December 31, 1996      Individual Institutional  Home  International Management Corporate  Elimination    Total
------------------------  ---------- ------------- ------ ------------- ---------- --------- -------------- -------
Premiums................   $ 4,559      $ 4,676    $1,316    $  794        $--      $   --       $   --     $11,345
Universal life and
 investment-type product
 policy fees............       729          375        --       139         --          --           --       1,243
Net investment income...     4,604        3,446        71       523         60         761         (487)      8,978
Other revenues..........        74          475        26        37        495          89           50       1,246
Net realized investment
  gains (losses) .......       282           28        24        13         --        (112)          (4)        231
Policyholder benefits
 and claims.............     4,690        6,006       891       700         --          (1)          --      12,286
Interest credited to
 policyholder account
 balances                    1,354        1,358        --       156         --          --           --       2,868
Policyholder dividends..     1,333          284        --       111         --          --           --       1,728
Other expenses..........     2,019        1,008       490       418        498         706         (384)      4,755
Income before provision
 for income taxes.......       852          344        56       121         57          33          (57)      1,406
Income after provision
 for income taxes.......       511          217        34        86         47          85          (56)        924
Total assets............    86,042       75,872     2,801    11,714        901      18,900       (6,954)    189,276
Deferred policy
 acquisition costs......     6,495           29        56       647         --          --           --       7,227
Separate account assets.    12,403       27,715        --     3,645         --          --           --      43,763
Policyholder
 liabilities............    67,220       48,253     1,562     6,045         --           1          (55)    123,026
Separate account
 liabilities............   $12,386      $27,368    $   --    $3,645        $--      $   --       $   --     $43,399

  The individual segment includes an equity ownership interest in Nvest Companies, L.P. ("Nvest") under the equity method of accounting. Nvest has been included within the asset management segment due to the types of products and strategies employed by the entity. The individual segment's equity in earnings of Nvest, which is included in net investment income, was $49, $45 and $43 for the years ended December 31, 1998, 1997 and 1996, respectively. The investment in Nvest was $252, $216 and $152 at December 31, 1998, 1997 and 1996, respectively.

  Net investment income and net realized investment gains are based upon the actual results of each segment's specifically identifiable asset portfolio. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

  The consolidation/elimination column includes the elimination of all intersegment amounts and the individual segment's ownership interest in Nvest. The principal component of the intersegment amounts related to intersegment loans, which bore interest at rates commensurate with related borrowings.

  Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $25,643, $22,664 and $21,762 for the years ended December 31, 1998, 1997 and 1996, respectively, which represented 96%, 93% and 94%, respectively, of consolidated revenues.

                               METLIFE-Registered Trademark-

1900002349(0499)Printed in U.S.A.                    99042XJC(exp0500)MLIC-LD

                                    PART II
                REPRESENTATION WITH RESPECT TO FEES AND CHARGES

    Metropolitan Life represents that the fees and charges deducted under the Policies offered and sold pursuant to this amended Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the Policies. Metropolitan Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Metropolitan Life to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies issued pursuant this Registration Statement, including those sold on the terms specifically described in the prospectus contained herein, or any variations therein based on supplements, amendments, endorsements or other riders to such policies or prospectus, or otherwise.

                       CONTENTS OF REGISTRATION STATEMENT

    This Registration Statement comprises the following papers and documents:

       The facing sheet.

       Cross-Reference Table.

       The Prospectus, consisting of 83 pages.

       Undertaking to File Reports as filed with the initial filing of this Registration Statement on January 22, 1993.

       Undertaking pursuant to Rule 484(b)(1) under the Securities Act of 1933 as filed with the initial filing of this Registration Statement on January 22, 1993.

       Representation With Respect To Fees And Charges as Filed herewith.

       The signatures.

          Written Consents of the following persons:

          Rocco A. Mariano, Jr. (filed with Exhibit 6 below).

          Freedman, Levy, Kroll & Simonds as filed with the initial filing of this Registration Statement on January 22, 1993.

          Deloitte & Touche LLP

    The following exhibits:

1.A   (1)  --   Resolution of Board of Directors of Metropolitan Life effecting the establishment of
                Metropolitan Life Separate Account UL........................................................  ++++
      (2)  --   Not Applicable
      (3)  --   (a) Not Applicable
           --   (b) Form of Selected Broker Agreement........................................................    *
           --   (c) Schedule of Sales Commissions............................................................   +++
      (4)  --   Not Applicable
      (5)  --   (a) Specimen Flexible Premium Variable Life Insurance Policy.................................    *
           --   (b) Alternate pages required by State Law....................................................    *
           --   (c) Endorsement for calculation of minimum death benefit using the Cash Value Accumulation
                test.........................................................................................    *
           --   (d) Accelerated Death Benefit and Zero Cost Loan riders......................................    *
           --   (e) Yearly Renewable Term rider..............................................................  +++++
           --   (f) Refund of sales load rider...............................................................  +++++
           --   (g) Amended Policy Specifications Page indicating alternate premium expense charges..........  +++++
           --   (h) (1) Participation Agreements with Invesco and Janus......................................    +
                    (2) Form of Participation Agreement with Templeton.......................................    +
           --   (i) Form of personalized illustration........................................................    +
      (6)  --   (a) Charter and By-Laws of Metropolitan Life.................................................   ++
           --   (b) Amendment to By-laws.....................................................................   ++

      (7)  --   Not Applicable
      (8)  --   Not Applicable
      (9)  --   Not Applicable
     (10)  --   (a) Amended Application Forms for Policy and Form of Receipt
                (including State variations).................................................................    *
3.         --   Opinion and consent of Counsel as to the legality of the securities being registered.........  +++++
4.         --   Not Applicable
5.         --   See Exhibit 27 below.
6.         --   Opinion and consent of Rocco A. Mariano, Jr., relating to the Policies.......................    +
7.         --   Not Applicable
8.         --   Powers of Attorney...........................................................................  ++++
11.        --   Memoranda describing certain procedures filed pursuant to Rule 6e-3(T)(b)(12)(iii)...........    *
27.        --   Financial Data Schedule (not applicable)

------------------------

    +  Filed herewith.
   ++ Included in the filing of Post-Effective Amendment No. 4 to this Registration Statement on March 1, 1996.
  +++ Incorporated by reference from "Distribution of the Policies" in the Prospectus included herein.
 ++++ Incorporated by reference to the filing of Post-Effective Amendment No. 5 to the Registration Statement of Separate Account UL (File No. 33-47927) on April 30, 1997, except for Robert H. Benmosche's power of attorney, which is incorporated by reference to the Registration Statement of Separate Account UL (File No. 333-40161) filed on November 13, 1997, Stewart G. Nagler's power of attorney, which is incorporated by reference to the filing of Post-Effective Amendment No. 6 to the Registration Statement of Separate Account UL (File No. 33-47927) on December 23, 1997, Jon F. Danski's power of attorney which is incorporated by reference to the filing of Pre-Effective Amendment No. 1 to the Registration Statement of Separate Account UL (File No. 333-40161) on April 2, 1998 and William C. Steere, Jr.'s power of attorney which is filed herewith.
+++++ Included in the filing of Post-Effective Amendment No. 5 to this Registration Statement on April 26, 1996.
    * Included in the filing of Post-Effective Amendment No. 6 to this Registration Statement on April 30, 1997.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, METROPOLITAN LIFE INSURANCE COMPANY certifies that it meets all of the requirements for effectness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of New York, State of New York, this 23rd day of April, 1999.

                                          Metropolitan Life Insurance Company
                                                          (Seal)

                                          By: /s/ GARY A. BELLER
                                          --------------------------------------
                                                      Gary A. Beller
                                            Senior Executive Vice-President &
                                                     General Counsel

                                          Attest: /s/ CHERYL D. MARTINO
                                          --------------------------------------
                                                    Cheryl D. Martino
                                                   Assistant Secretary

    Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the in the capacities and on the dates indicated.

                  SIGNATURE                              TITLE                    DATE
---------------------------------------------  --------------------------  -------------------
                                               Chairman, President, and
                      *                          Chief Executive Officer
 -------------------------------------------     and Director (Principal
             Robert H. Benmosche                 Executive Officer)

                      *                        Vice-Chairman of the Board
 -------------------------------------------     and Chief Investment
                Gerald Clark                     Officer and Director

                                               Vice-Chairman of the Board
                      *                          and Chief Financial
 -------------------------------------------     Officer (Principal
              Stewart G. Nagler                  Financial Officer)

                      *                        Senior Vice-President and
 -------------------------------------------     Controller (Principal
                Jon F. Danski                    Accounting Officer)

                      *
 -------------------------------------------   Director
             Curtis H. Barnette

                      *
 -------------------------------------------   Director
              Joan Ganz Cooney

                      *
 -------------------------------------------   Director
             Burton A. Dole, Jr.

*By        /s/ CHRISTOPHER P. NICHOLAS
     ---------------------------------------
          Christopher P. Nicholas, Esq.
                 Attorney-in-fact
                  April 23, 1999

                  SIGNATURE                              TITLE                    DATE
---------------------------------------------  --------------------------  -------------------
                      *
 -------------------------------------------   Director
              James R. Houghton

                      *                        Chairman and Chief
 -------------------------------------------     Executive Officer
               Harry P. Kamen                    (Retired) and Director

                      *
 -------------------------------------------   Director
              Helene L. Kaplan

                      *
 -------------------------------------------   Director
             Charles M. Leighton

                      *
 -------------------------------------------   Director
               Allen E. Murray

                      *
 -------------------------------------------   Director
             John J. Phelan, Jr.

                      *
 -------------------------------------------   Director
                Hugh B. Price

                      *
 -------------------------------------------   Director
             Robert G. Schwartz

                      *
 -------------------------------------------   Director
            Ruth J. Simmons, Ph.D

                      *
 -------------------------------------------   Director
              William C. Steere

*By        /s/ CHRISTOPHER P. NICHOLAS
     ---------------------------------------                                 April 23, 1999
          Christopher P. Nicholas, Esq.
                 Attorney-in-fact

    Pursuant to the requirements of the Securities Act of 1933, the Registrant, METROPOLITAN LIFE SEPARATE ACCOUNT UL, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) and has duly caused this amended Registration Statement to be signed, on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of New York, State of New York this 23rd day of April 1999.

Metropolitan Life Separate Account UL
                 (Registrant)

By: Metropolitan Life Insurance Company
                 (Depositor)
                    (Seal)

By:         /s/ GARY A. BELLER, ESQ.
       ---------------------------------------
     Senior Executive Vice-President and
               General Counsel

Attest:         /s/ CHERYL D. MARTINO
          ------------------------------------
             Assistant Secretary

                         INDEPENDENT AUDITORS' CONSENT

    METROPOLITAN LIFE INSURANCE COMPANY:

    We consent to the use in this Post-Effective Amendment No. 8 to the Registration Statement No. 33-57320 of Metropolitan Life Separate Account UL on Form S-6 of our report dated March 15, 1999 relating to Metropolitan Life Separate Account UL appearing in the Prospectus, which is a part of such Registration Statement, and our report dated February 4, 1999, relating to Metropolitan Life Insurance Company also appearing in the Prospectus, and to the reference to us under the heading "Legal, Accounting and Actuarial Matters" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP
Deloitte & Touche LLP
New York, New York
April 23, 1999